UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

Michael W. Stockton

The Income Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The Income Fund of America® Annual report for the year ended July 31, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

The Income Fund of America seeks current income while secondarily striving for capital growth.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2017 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	3.23%	8.08%	4.73%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.56% for Class A shares as of the prospectus dated October 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of August 31, 2017, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 2.67%. The fund’s 12-month distribution rate for Class A shares as of that date was 2.76%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Finding
opportunity in
a challenging
environment

Contents

1	Letter to investors
6	The value of a long-term perspective
8	The portfolio at a glance
9	Summary investment portfolio
17	Financial statements
43	Board of trustees and other officers

Fellow investors:

For the 12-month period ended July 31, 2017, The Income Fund of America advanced 8.65%. The fund paid dividends totaling 67 cents a share.

The fund’s returns outpaced its peer group, as measured by the Lipper Income Funds Index, which rose 7.09%. The fund also exceeded the returns of the U.S. bond market, as represented by the unmanaged Bloomberg Barclays U.S. Aggregate Index, which declined 0.51%.

The Income Fund of America, which invests in both stocks and bonds, lagged the broader equity market. The unmanaged Standard & Poor’s 500 Composite Index gained 16.04%. The S&P 500 is a market-capitalization-weighted index based on the results of approximately 500 widely held common stocks.

As you can see in the table below, the fund has fared well against the Lipper and Bloomberg Barclays indexes for all the periods shown.

Global economy brightens

Global equity markets rose during the period as strengthening economic data in the U.S., Europe and Japan boosted

Results at a glance

For periods ended July 31, 2017, (with all distributions reinvested)

	Cumulative total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(12/1/73)[1]

The Income Fund of America (Class A shares)	8.65%	9.29%	5.84%	11.05%
Standard & Poor’s 500 Composite Index	16.04	14.78	7.74	10.99
Bloomberg Barclays U.S. Aggregate Index[2]	–0.51	2.02	4.44	7.41
65%/35% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index[3]	10.03	10.28	6.86	10.00
Lipper Income Funds Index[4]	7.09	5.98	4.68	—

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Date Capital Research and Management Company became the fund’s investment adviser.
[2]	Source: Bloomberg Index Services Ltd. From December 1, 1973, through December 31, 1975, the Bloomberg Barclays U.S. Government/Credit Index was used because the Bloomberg Barclays U.S. Aggregate Index did not yet exist.
[3]	The 65%/35% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 Index with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 65% and 35%, respectively. Results assume the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper. The inception date for the index was December 31, 1988; therefore, no lifetime return is shown. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding category.

The Income Fund of America	1

investor sentiment. The U.S. economy continued to expand at a modest but improving tempo, and there were reassuring signs that growth may finally be returning to Europe after nearly a decade of “fits and starts.” The economic and political implications of the United Kingdom’s decision to leave the European Union continued to reverberate, but British stocks climbed despite the volatility.

Against that background of improving global growth, the economies of many emerging markets showed renewed strength. Brazil and Russia, for example, were expanding after two years of contraction. At the same time, China remains a critical component of the growth outlook. Government stimulus appears to have steadied growth in China, and it’s likely policymakers will do whatever it takes to meet official growth targets ahead of China’s leadership transition in October.

U.S. companies advanced during the period, with the S&P 500 setting a series of record highs, as strong corporate earnings growth spurred investor optimism. Indeed, S&P 500 companies posted two consecutive quarters of double-digit profit growth for the first time since 2011.

In that environment, the U.S. Federal Reserve hiked its key rate by a quarter of a percentage point three times during the period. The Fed has embarked on what’s expected to be a series of gradual interest rate hikes. This seems to indicate central bank officials are confident about the U.S. labor market recovery, domestic inflation expectations and a gradual economic recovery outside the U.S.

Top holdings support the fund

Companies across a variety of sectors and industries contributed to the fund’s returns. The portfolio is built on the value and merits of each individual company, rather than around an overarching macroeconomic theme. This approach is reflected in the fund’s 10 largest holdings, which ranged from a semiconductor company to a restaurant chain.

All but one of these 10 holdings added to the fund’s positive returns, most notably JPMorgan Chase (up 43.50%), McDonald’s (up 31.87%) and Microsoft (up 28.26%). General Electric, the only top 10 holding to retreat, declined 17.76%.

A boost from technology

Microsoft was the fund’s largest holding at the end of the period. Shares rose partly on the strength of revenue growth from its Azure cloud-computing service and sales of Microsoft’s Office 365 — a cloud-delivered, subscription-based productivity suite. Intel, the fourth-largest holding and one of the world’s largest semiconductor chipmakers, gained 1.75%. Intel is a leader in the design and development of the equipment that runs data centers on which cloud computing relies. Other notable holdings in the sector advanced, including semiconductor companies Analog Devices (up 23.78%) and Texas Instruments (up 16.67%).

Although those and other technology companies contributed to returns, the fund was less heavily invested in the sector than the S&P 500 because many technology companies don’t pay a dividend or they pay one that’s too low to help the fund achieve its income objective.

Financials sector rebounds

Early in 2016, financial shares tumbled on recession fears and the possibility that interest rates could remain lower for longer. But during this reporting period, financials led all sectors in the S&P 500. The prospects of rising interest rates, which could improve the banks’ net interest margins, and a less restrictive regulatory environment under the Trump administration were among the sector’s drivers.

JPMorgan Chase’s credit card and commercial banking divisions remain strong. Over the past 12 months, the company, a global leader in financial services, earned $26.5 billion in profit, the most ever by any major U.S. bank. Wells Fargo, also a top 10 holding, rose 12.45%.

Striking a balance between return and volatility

The Income Fund of America takes a sensible approach to income. Looking back 10 years, the fund has provided higher returns than bonds and income funds, and lower volatility than stocks. In addition, as can be seen on page 1, the fund’s lifetime results surpass those of both the stock and bond indexes.

Sources: Stocks — S&P 500; Bonds — Bloomberg Barclays U.S. Aggregate Index; Income funds — Lipper Income Funds Index. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

2	The Income Fund of America

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

Consumers do their share

Shares of McDonald’s, the fund’s third-largest holding at period-end, surged after the company reported a better-than-expected increase in quarterly profit and U.S. same-store sales. The restaurant chain attributed its gains to lower costs, menu innovations, including all-day breakfast, $1 drinks and promotions of its iconic Big Mac. Another consumer company in the top 10, Coca-Cola, gained 5.07% during the period.

Mixed results from industrials

Among top 10 holdings in the industrials sector, Lockheed Martin contributed to fund results, while General Electric detracted. Lockheed, a global aerospace and defense company, advanced 15.59%. The company has consolidated its position as the Pentagon’s largest supplier of military equipment during the past several years and continues to benefit from a steady flow of government contracts.

GE’s retreat was due partly to weakness in the industrial conglomerate’s oil and gas equipment business. In August, John Flannery, formerly head of GE Healthcare, replaced longtime CEO Jeffrey Immelt, who retired in July.

Also of note among holdings in the industrials sector, Boeing advanced 81.40%. The second-largest U.S. defense contractor, Boeing is one of the world’s largest commercial aerospace companies. In July, Boeing reported second-quarter profits and cash flow that beat estimates, and lifted its full-year forecasts. The company has cut spending aggressively by streamlining production, reducing payrolls and winding down development costs. It has increased its quarterly dividend in each of the last six years. The dividend was 42 cents per share in the fourth quarter of 2011, and was $1.42 in the second quarter of 2017, a 238% increase.

Pharmaceutical returns mixed

Merck, a top 10 position, advanced 8.90%, partly on the strength of sales of its cancer drug Keytruda. The company reported in July that Keytruda sales nearly tripled to $881 million from $314 million a year earlier as it continued to market the drug with new uses around the world.

Another health care holding, GlaxoSmithKline, declined 10.53%. Glaxo, like many of its peers, is facing challenges in the form of generics, increasing competition and pricing pressure in major markets. Merck and Glaxo remain attractive not only because of a long history of paying dividends, but because they have quality leadership, robust product pipelines, solid balance sheets and healthy cash flow.

A lifetime of high current income

All numbers calculated by Lipper.

The Income Fund of America	3

About your fund

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Resilience during stock market declines	The Income Fund of America (IFA) vs. the S&P 500 during market declines*

Dates of decline	S&P 500 cumulative total return	IFA cumulative total return	IFA advantage (percentage points)
September 21, 1976, through March 6, 1978	-13.5%	1.9%	15.4%
November 28, 1980, through August 12, 1982	-20.2	19.0	39.2
August 25 through December 4, 1987	-32.8	-13.6	19.2
July 16 through October 11, 1990	-19.2	-10.2	9.0
July 17 through August 31, 1998	-19.2	-9.5	9.7
March 24, 2000, through October 9, 2002	-47.4	0.7	48.1
October 9, 2007, through March 9, 2009	-55.3	-43.5	11.8
April 29 through October 3, 2011	-18.6	-11.6	7.0

*	Periods shown reflect S&P 500 price declines of 15% or more (without dividends reinvested) based on 100% recovery between declines (except for a 78% recovery between 3/6/78 and 11/28/80 and a 77% recovery between 3/9/09 and 4/29/11). The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Withdrawing income: the dividend advantage

Most fund investors reinvest their dividends, but some use dividends to meet current expenses. As shown below, the fund’s income has allowed withdrawals to be made without invading principal.

Charts show hypothetical $100,000 investments in the fund at net asset value) and in the S&P 500 from January 1, 1974, to July 31, 2017. Example assumes an annual withdrawal equaling $5,000 the first year on December 31, 1974, and then increasing by 5% each year thereafter. Over the period, total withdrawals from each of the fund and the index come to $714,967.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500 and three-month U.S. Treasury bills. Over the past 43 years, income from the fund has been substantially higher.

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for Treasury bills is the Federal Reserve. Income from three-month Treasury bills assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity; the fund is not guaranteed.

Source: Thomson InvestmentView.

4	The Income Fund of America

Investments abroad

The fund can invest up to 25% of its assets in stocks outside the U.S., and during the past fiscal year, a number of our non-U.S. holdings contributed to absolute returns. Ryanair, the low-cost Irish airline, advanced 60.14%, while Taiwan Semiconductor Manufacturing Co. gained 29.45%. The fund’s exposure to non-U.S. companies increased from about 17% to 23% as we found fairly attractive valuations for dividend-paying companies abroad. Overall, the fund’s exposure to non-U.S. companies contributed to the fund’s return.

Bonds benefit portfolio

Bonds continue to play an important role in the fund, providing income and mitigating volatility. Bonds made up about 23% of the portfolio at period-end. The fund’s fixed income allocation was composed of high-yield and investment-grade corporate bonds, as well as U.S. Treasuries. High-yield bonds advanced and were a significant source of income. Corporate bonds and U.S. Treasuries declined early in the period, partly due to concerns about congressional action that could accelerate economic growth, possibly leading to higher inflation and interest rates. But corporate bonds spent much of the second half of the period in positive territory, as demand stayed relatively strong and the sector continued to appear fairly stable. Issuance of U.S. investment-grade corporate bonds remained robust during the period, as companies continued to take advantage of low-cost financing. The fund’s allocation in bonds contributed to investment results, and our high-yield exposure was additive to returns and provided higher income.

Outlook

The year covered by this report has been a period of intense political volatility and uncertainty about the global economy. Nevertheless, recent economic data have been relatively positive, and it’s possible we are entering a new phase of higher, synchronized global growth. In the U.S., the Institute for Supply Management surveys reveal a brighter outlook among both manufacturing and service companies. Industrials sector measures have similarly risen in Europe and Japan. Consumer sentiment has also improved and reached multiyear highs.

While the macroeconomic and geopolitical issues are likely to make the investment environment challenging, we continue to find opportunities to invest in companies we believe have the potential to reward investors over the long run. We thank you for your commitment to The Income Fund of America and look forward to reporting to you again in six months.

Cordially,

Hilda L. Applbaum

Vice Chairman and Principal

Executive Officer

Andrew B. Suzman
President

September 11, 2017

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The Income Fund of America’s portfolio through the revenue lens. The charts below show the countries and regions in which the fund’s equity investments are located and where the revenue comes from.

The Income Fund of America vs. the S&P 500 with income reinvested

Equity portion breakdown by domicile (%)

	Region	Fund	Index
▀	United States	68%	100%
▀	Canada	3	—
▀	Europe	23	—
▀	Japan	—	—
▀	Asia-Pacific ex. Japan	3	—
▀	Emerging markets	3	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
▀	United States	50%	63%
▀	Canada	3	2
▀	Europe	17	12
▀	Japan	3	3
▀	Asia-Pacific ex. Japan	4	1
▀	Emerging markets	23	19
	Total	100%	100%

Source: Capital Group (as of July 31, 2017).

The Income Fund of America	5

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through July 31, 1974.
[4]	Includes reinvested dividends of $481,033 and reinvested capital gain distributions of $144,973.
[5]	The indexes are unmanaged and include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses. Investors cannot invest directly in an index.
[6]	From December 1, 1973, through December 31, 1975, the Bloomberg Barclays U.S. Government/Credit Index was used because the Bloomberg Barclays U.S. Aggregate Index did not exist.
[7]	Includes capital gain distributions of $25,226 but does not reflect income dividends of $76,709 taken in cash.
[8]	From April 1990 to September 1994 and from September 2003 to March 2009, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.
[9]	The 65%/35% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 Index with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 65% and 35%, respectively. Results assume the blend is rebalanced monthly.

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2017)*

	1 year	5 years	10 years
Class A shares	2.41%	8.00%	5.21%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$900,000
$700,000
400,000
100,000
20,000
10,000
8,000

Year ended July 31	1974[3]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990
VALUE OF DIVIDENDS	(dollars in thousands)																
Dividends in cash[8]	$0.3	0.7	0.9	0.8	0.8	0.9	1.0	1.0	1.2	1.3	1.3	1.4	1.5	1.6	1.5	1.7	1.6
Dividends reinvested[8]	$0.3	0.8	1.0	1.0	1.1	1.3	1.5	1.7	2.2	2.5	2.9	3.4	3.9	4.4	4.5	5.3	5.3
VALUE OF INVESTMENT	(dollars in thousands)																
Dividends in cash[8]	$8.8	10.1	12.2	12.7	12.6	12.7	12.5	12.8	12.3	16.1	15.7	19.4	21.7	23.6	22.3	25.6	24.4
Dividends reinvested[8]	$9.1	11.4	14.8	16.4	17.4	18.9	20.2	22.5	23.7	33.7	35.7	47.7	57.1	66.7	67.8	83.7	84.6
IFA TOTAL RETURN	(9.1)%	25.3	29.5	11.1	6.2	8.7	6.6	11.5	5.2	42.3	6.0	33.5	19.9	16.7	1.7	23.4	1.1

6	The Income Fund of America

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Investment management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has fared well against both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

The Income Fund of America	7

The portfolio at a glance

July 31, 2017

Investment mix by security type
Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets
Industrials	10.97%
Information technology	8.55
Financials	8.17
Consumer staples	7.80
Energy	6.42

Ten largest common stock holdings

Percent of net assets
Microsoft	3.32%
Lockheed Martin	1.99
McDonald’s	1.88
Intel	1.87
Merck	1.84
General Electric	1.61
JPMorgan Chase	1.60
Wells Fargo	1.52
Enbridge	1.46
Coca-Cola	1.42

Country diversification by domicile

Percent of net assets
United States	68.05%
United Kingdom	9.39
Euro zone*	7.42
Canada	2.54
Taiwan	1.37
Hong Kong	1.29
Australia	1.09
Other countries	3.67
Short-term securities & other assets less liabilities	5.18

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain

July 31, 2016

Investment mix by security type
Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets
Industrials	9.69%
Financials	9.36
Information technology	8.73
Consumer staples	8.20
Health care	7.90

Ten largest common stock holdings

Percent of net assets
Microsoft	2.86%
Merck	2.62
General Electric	2.13
Lockheed Martin	2.02
Verizon Communications	1.92
Intel	1.89
McDonald’s	1.86
Pfizer	1.57
Procter & Gamble	1.47
GlaxoSmithKline	1.41

Country diversification by domicile

Percent of net assets
United States	73.28%
United Kingdom	7.50
Euro zone†	4.47
Canada	1.50
Hong Kong	1.37
Australia	1.20
Taiwan	1.16
Other countries	2.62
Short-term securities & other assets less liabilities	6.90

†	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain.

8	The Income Fund of America

Summary investment portfolio July 31, 2017

Common stocks 72.28%	Shares	Value (000)
Industrials 10.97%
Lockheed Martin Corp.	7,342,400	$2,144,935
General Electric Co.	67,572,843	1,730,541
Boeing Co.	5,275,000	1,278,976
BAE Systems PLC[1]	138,176,776	1,096,446
Ryanair Holdings PLC (ADR)[2]	6,452,401	731,251
Caterpillar Inc.	5,240,000	597,098
Waste Management, Inc.	7,236,128	543,795
Other securities		3,672,649
		11,795,691

Information technology 8.55%
Microsoft Corp.	49,008,157	3,562,893
Intel Corp.	56,761,100	2,013,316
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	155,288,000	1,100,367
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,836,470	137,960
Analog Devices, Inc.	7,928,100	626,399
Other securities		1,749,468
		9,190,403

Financials 8.17%
JPMorgan Chase & Co.	18,764,165	1,722,550
Wells Fargo & Co.	30,270,915	1,632,813
CME Group Inc., Class A	10,140,400	1,243,416
BNP Paribas SA1	7,643,000	593,543
AXA SA1	19,665,000	581,280
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	76,813,000	504,722
Other securities		2,507,724
		8,786,048

Consumer staples 7.80%
Coca-Cola Co.	33,399,000	1,531,010
Procter & Gamble Co.	16,621,700	1,509,583
Altria Group, Inc.	18,141,000	1,178,621
British American Tobacco PLC[1]	13,197,000	822,282
British American Tobacco PLC (ADR)	5,093,609	318,452
Philip Morris International Inc.	7,881,323	919,829
Other securities		2,108,339
		8,388,116

Energy 6.42%
Enbridge Inc.	32,006,650	1,326,996
Enbridge Inc. (CAD denominated)	5,932,851	245,927
Royal Dutch Shell PLC, Class B (ADR)	11,698,000	676,846
Royal Dutch Shell PLC, Class B1	19,469,147	555,270
Royal Dutch Shell PLC, Class A (ADR)	78,024	4,411
Chevron Corp.	10,285,000	1,123,019
BP PLC[1]	179,819,900	1,054,797
Baker Hughes, a GE Co., Class A	14,126,750	521,136
Other securities		1,392,941
		6,901,343

Consumer discretionary 6.08%
McDonald’s Corp.	13,018,965	2,019,762
General Motors Co.	16,877,712	607,260
Las Vegas Sands Corp.	9,250,000	569,892
Home Depot, Inc.	3,710,000	555,016
Target Corp.	9,450,000	535,532
ProSiebenSat.1 Media SE1,3	12,985,000	520,293
Other securities		1,721,680
		6,529,435

The Income Fund of America	9

Common stocks (continued)	Shares	Value (000)
Health care 5.09%
Merck & Co., Inc.	30,875,159	$1,972,305
GlaxoSmithKline PLC[1]	60,459,000	1,208,375
AstraZeneca PLC[1]	18,643,107	1,108,614
Pfizer Inc.	16,935,000	561,565
Other securities		620,173
		5,471,032

Real estate 4.63%
Crown Castle International Corp. REIT	11,048,000	1,111,208
Digital Realty Trust, Inc. REIT	7,885,000	909,456
Public Storage REIT	3,261,900	670,549
Iron Mountain Inc. REIT[3]	14,195,180	517,130
Other securities		1,768,052
		4,976,395

Materials 4.56%
E.I. du Pont de Nemours and Co.	12,954,141	1,064,960
Dow Chemical Co.	12,782,717	821,162
WestRock Co.[3]	13,184,832	757,073
LyondellBasell Industries NV	6,880,000	619,819
Other securities		1,638,218
		4,901,232

Telecommunication services 3.18%
Verizon Communications Inc.	26,942,921	1,304,037
Other securities		2,116,901
		3,420,938

Utilities 2.38%
Power Assets Holdings Ltd.[1]	74,760,000	741,846
Dominion Energy, Inc.	7,335,000	566,115
Other securities		1,252,726
		2,560,687

Miscellaneous 4.45%
Other common stocks in initial period of acquisition		4,786,727

Total common stocks (cost: $57,344,052,000)		77,708,047

Preferred securities 0.36%
Financials 0.28%
Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	1,263,198	34,789
Other securities		261,453
		296,242

Real estate 0.08%
Other securities		87,373

Total preferred securities (cost: $349,024,000)		383,615

Rights & warrants 0.00%
Utilities 0.00%
Other securities		547

Total rights & warrants (cost: $777,000)		547

Convertible stocks 0.52%
Real estate 0.20%
Crown Castle International Corp., Series A, 7.00% convertible preferred	44,500	47,142
Other securities		164,587
		211,729

10	The Income Fund of America

	Shares	Value (000)
Other 0.16%
Other securities		$171,021

Miscellaneous 0.16%
Other convertible stocks in initial period of acquisition		171,374

Total convertible stocks (cost: $732,802,000)		554,124

Convertible bonds 0.72%	Principal amount (000)
Other 0.33%
Other securities		352,488

Miscellaneous 0.39%
Other convertible bonds in initial period of acquisition		419,971

Total convertible bonds (cost: $762,670,000)		772,459

Bonds, notes & other debt instruments 20.94%
Corporate bonds & notes 13.89%
Energy 2.33%
Chevron Corp. 1.56%–2.50% 2019–2022	$11,540	11,591
Enbridge Inc. 2.90%–5.50% 2022–2046	28,136	30,295
Royal Dutch Shell PLC 1.75% 2021	18,115	17,905
Shell International Finance BV 2.88%–4.00% 2026–2046	5,420	5,489
Spectra Energy Partners, LP 4.50%–4.75% 2024–2045	4,530	4,788
Other securities		2,433,699
		2,503,767

Consumer discretionary 1.93%
McDonald’s Corp. 2.63%–4.88% 2022–2047	14,965	15,570
Other securities		2,060,112
		2,075,682

Health care 1.82%
AstraZeneca PLC 2.375% 2022	5,250	5,247
Merck & Co., Inc. 1.10% 2018	6,710	6,703
Other securities		1,945,305
		1,957,255

Financials 1.77%
JPMorgan Chase & Co. 2.25%–7.90% 2020–2049	190,801	199,765
Wells Fargo & Co. 2.10%–7.98% 2020–2049	211,341	218,753
Other securities		1,483,512
		1,902,030

Telecommunication services 1.33%
Verizon Communications Inc. 2.95%–4.52% 2022–2048	181,597	169,463
Other securities		1,262,980
		1,432,443

Industrials 0.90%
General Electric Capital Corp. 2.34%–6.00% 2019–2020	15,772	16,140
General Electric Co. 2.70%–5.00% 2022–2049	207,845	219,069
Lockheed Martin Corp. 1.85%–4.70% 2018–2046	13,080	13,886
Other securities		714,419
		963,514

Information technology 0.84%
Microsoft Corp. 1.55%–4.25% 2021–2047	68,065	69,238
Other securities		833,281
		902,519

The Income Fund of America	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer staples 0.39%
Altria Group, Inc. 2.63%–9.95% 2019–2046	$82,294	$102,626
British American Tobacco International Finance PLC 3.95% 2025[4]	8,000	8,373
Other securities		312,634
		423,633

Other corporate bonds & notes 2.58%
Other securities		2,772,601

Total corporate bonds & notes		14,933,444

U.S. Treasury bonds & notes 4.61%
U.S. Treasury 4.33%
U.S. Treasury 2.375% 2027	606,200	610,843
U.S. Treasury 2.875% 2045	929,150	925,982
U.S. Treasury 0.88%–6.25% 2019–2047[5]	3,068,733	3,114,321
		4,651,146

U.S. Treasury inflation-protected securities 0.28%
U.S. Treasury Inflation-Protected Securities 0.38%–1.38% 2024–2047[6]	295,755	298,826

Total U.S. Treasury bonds & notes		4,949,972

Mortgage-backed obligations 1.89%
Fannie Mae 2.30%–9.59% 2018–2047[7,8,9]	1,045,525	1,093,262
Other securities		935,332
		2,028,594

Municipals 0.06%
Other 0.06%
Other securities		64,074
		64,074

Federal agency bonds & notes 0.05%
Fannie Mae 6.25% 2029	32,000	43,457
Federal Home Loan Bank 0.875% 2018	12,860	12,814
		56,271

Other bonds & notes 0.44%
Other securities		478,880

Total bonds, notes & other debt instruments (cost: $21,942,664,000)		22,511,235

Short-term securities 5.30%
Chariot Funding, LLC 1.40%–1.42% due 12/21/2017–1/2/2018[4]	43,300	43,057
Coca-Cola Co. 0.98%–1.14% due 8/9/2017–9/8/2017[4]	75,000	74,934
Federal Home Loan Bank 0.90%–1.13% due 8/2/2017–1/19/2018	2,527,920	2,524,623
GE Capital Treasury Services (U.S.) LLC 0.95% due 8/17/2017	50,000	49,974
Microsoft Corp. 1.02%–1.17% due 8/22/2017–10/3/2017[4]	71,200	71,128
U.S. Treasury Bills 0.88%–1.07% due 8/17/2017–12/21/2017	904,000	902,472
Wells Fargo Bank, N.A. 1.17% due 8/1/2017	50,000	50,000
Other securities		1,983,938

Total short-term securities (cost: $5,700,330,000)		5,700,126
Total investment securities 100.12% (cost: $86,832,319,000)		107,630,153
Other assets less liabilities (0.12)%		(127,286)

Net assets 100.00%		$107,502,867

12	The Income Fund of America

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

						Unrealized
Contract amount						depreciation
Purchases		Sales				at 7/31/2017
(000)		(000)		Counterparty	Settlement date	(000)
USD	33,516	GBP	25,900	Citibank	8/17/2017	$ (678)
USD	99,101	AUD	130,000	JPMorgan Chase	9/14/2017	(4,837)
USD	254,783	GBP	195,043	Barclays Bank PLC	9/22/2017	(3,032)
USD	251,284	GBP	195,043	HSBC Bank	9/22/2017	(6,531)
						$(15,078)

The Income Fund of America	13

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended July 31, 2017, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 7/31/2017 (000)
WestRock Co.	7,394,832	5,790,000	—	13,184,832	$—	$154,243	$17,317	$757,073
Iron Mountain Inc. REIT	13,724,780	470,400	—	14,195,180	—	(56,578)	20,605	517,130
Iron Mountain Inc. 6.00% 2020[4]	$31,925,000	—	$1,000,000	$30,925,000	58	(676)	1,877	32,085
Iron Mountain Inc. 5.75% 2024	$4,325,000	—	—	$4,325,000	—	(16)	266	4,466
Iron Mountain Inc. 6.00% 2023	$950,000	—	—	$950,000	—	(5)	57	1,009
ProSiebenSat.1 Media SE1	6,645,000	6,340,000	—	12,985,000	—	(47,225)	24,195	520,293
Hubbell Inc.	3,430,000	—	—	3,430,000	—	37,593	9,364	407,450
Boral Ltd.[1]	—	72,364,400	—	72,364,400	—	107,834	6,671	401,325
Nokian Renkaat Oyj[1]	4,200,161	3,775,000	—	7,975,161	—	32,776	11,736	325,486
Edenred SA1	11,360,000	871,900	—	12,231,900	—	45,510	8,238	321,125
OUTFRONT Media Inc. REIT	9,064,824	—	—	9,064,824	—	(3,626)	12,691	207,312
CBS Outdoor Americas Inc. 5.25% 2022	$29,500,000	—	$3,500,000	$26,000,000	139	(72)	1,496	27,007
CBS Outdoor Americas Inc. 5.625% 2024	$3,396,000	—	$3,396,000	—	92	(94)	152	—
Umpqua Holdings Corp.	5,541,365	5,946,435	—	11,487,800	—	23,339	5,784	212,984
TalkTalk Telecom Group PLC[1]	58,421,891	—	—	58,421,891	—	(38,312)	7,623	138,747
Corporate Risk Holdings LLC 9.50% 2019[4]	$45,000,000	—	—	$45,000,000	—	5,400	4,275	48,038
Corporate Risk Holdings I, Inc.[1,2]	2,205,215	—	—	2,205,215	—	13,761	—	34,335
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[1,4,10]	$14,211,162	$1,983,256	—	$16,194,418	—	540	2,206	17,328
Corporate Risk Holdings Corp.[1,2]	11,149	—	—	11,149	—	—	—	—
R.R. Donnelley & Sons Co.	13,345,400	2,363,716	11,689,709	4,019,407	(48,458)	8,612	4,928	49,680
R.R. Donnelley & Sons Co. 7.875% 2021	$23,445,000	—	—	$23,445,000	—	169	1,619	25,496
R.R. Donnelley & Sons Co. 6.50% 2023	$14,280,000	$3,500,000	—	$17,780,000	—	230	1,097	17,869
R.R. Donnelley & Sons Co. 7.625% 2020	$3,700,000	—	$2,743,000	$957,000	225	(136)	221	1,060
R.R. Donnelley & Sons Co. 7.00% 2022	$19,500,000	—	$19,500,000	—	1,450	(390)	269	—
R.R. Donnelley & Sons Co. 7.25% 2018	$2,000,000	—	$2,000,000	—	222	(165)	20	—
R.R. Donnelley & Sons Co. 8.25% 2019	$2,475,000	—	$2,475,000	—	353	(191)	30	—
Redwood Trust, Inc.	5,444,717	—	—	5,444,717	—	16,334	6,098	94,030
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)[1,7,8,10,11,12]	$23,162,785	$2,693,356	—	$25,856,141	—	2,625	3,101	25,591
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 4.25%) 5.55% 2018[1,7,8,11,12]	$11,767,250	—	$121,000	$11,646,250	—	1	654	11,588

14	The Income Fund of America

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 7/31/2017 (000)
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 8.75%) 10.00% 2019[1,7,8,11,12]	$9,200,000	—	—	$9,200,000	$—	$—	$933	$9,154
Rotech Healthcare Inc.[1,2]	543,172	—	—	543,172	—	1,282	—	1,825
Douglas Dynamics, Inc.	1,444,000	—	—	1,444,000	—	7,220	1,372	45,919
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.304%[1,2,13]	29,937	—	—	29,937	—	(748)	—	12,873
CEVA Group PLC[1,2,13]	35,229	—	—	35,229	—	(616)	—	11,185
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.304%[1,2,13]	13,633	—	—	13,633	—	(68)	—	4,499
CEVA Logistics U.S. Holdings Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 6.814% 2021[7,8,12]	$6,924,359	—	$3,368,917	$3,555,443	(556)	900	261	3,347
CEVA Logistics Holdings BV, Term Loan, (3-month USD-LIBOR + 5.50%) 6.814% 2021[7,8,12]	$5,020,161	—	$2,442,465	$2,577,696	(390)	640	190	2,426
CEVA Group PLC, Apollo Global Securities LLC LOC, (3-month USD-LIBOR + 5.50%) 6.50% 2021[7,8,12]	$4,870,074	—	$2,343,596	$2,526,478	(392)	630	141	2,378
CEVA Group PLC 7.00% 2021[4]	$2,250,000	—	—	$2,250,000	—	270	157	2,166
CEVA Group PLC 9.00% 2021[4]	$1,050,000	—	—	$1,050,000	—	87	94	916
CEVA Logistics Canada, ULC, Term Loan, (3-month USD-LIBOR + 5.50%) 6.814% 2021[7,8,12]	$865,544	—	$421,114	$444,430	(70)	113	32	418
NII Holdings, Inc.[2]	7,694,703	—	2,500,614	5,194,089	(33,434)	20,207	—	2,964
					$(80,761)	$331,398	$155,770	$4,298,577

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $20,331,094,000, which represented 18.91% of the net assets of the fund. This amount includes $20,138,820,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $6,872,290,000, which represented 6.39% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $12,967,000, which represented .01% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically.
[9]	Purchased on a TBA basis.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[11]	Value determined using significant unobservable inputs.
[12]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $546,973,000, which represented .51% of the net assets of the fund.
[13]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

The Income Fund of America	15

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.304%	4/3/2013	$29,938	$12,873	.01%
CEVA Group PLC	5/2/2013	34,036	11,185	.01
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.304%	5/2/2013	13,172	4,499	.01
Other private placement securities	3/6/2017	103,250	107,288	.10
Total private placement securities		$180,396	$135,845	.13%

Key to abbreviations and symbol

ADR = American Depositary Receipts

AUD = Australian dollars

CAD = Canadian dollars

GBP = British pounds

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

16	The Income Fund of America

Financial statements
Statement of assets and liabilities
at July 31, 2017	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $83,082,359)	$103,331,576
Affiliated issuers (cost: $3,749,960)	4,298,577	$107,630,153
Cash		103,056
Cash denominated in currencies other than U.S. dollars (cost: $2,341)		2,330
Receivables for:
Sales of investments	843,067
Sales of fund’s shares	84,876
Dividends and interest	379,110
Other	2,196	1,309,249
		109,044,788
Liabilities:
Unrealized depreciation on open forward currency contracts		15,078
Payables for:
Purchases of investments	1,349,417
Repurchases of fund’s shares	113,966
Investment advisory services	22,074
Services provided by related parties	30,464
Trustees’ deferred compensation	4,577
Other	6,345	1,526,843
Net assets at July 31, 2017		$107,502,867

Net assets consist of:
Capital paid in on shares of beneficial interest		$83,979,769
Undistributed net investment income		883,019
Undistributed net realized gain		1,855,762
Net unrealized appreciation		20,784,317
Net assets at July 31, 2017		$107,502,867

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (4,704,594 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share

Class A	$76,148,093	3,329,176		$22.87
Class C	5,569,108	246,581		22.59
Class T	10	—	*	22.88
Class F-1	4,610,377	202,066		22.82
Class F-2	7,080,831	309,781		22.86
Class F-3	1,763,084	77,102		22.87
Class 529-A	1,605,354	70,328		22.83
Class 529-C	464,342	20,429		22.73
Class 529-E	69,868	3,070		22.76
Class 529-T	10	—	*	22.88
Class 529-F-1	71,175	3,118		22.83
Class R-1	124,292	5,469		22.73
Class R-2	532,871	23,561		22.62
Class R-2E	21,876	959		22.82
Class R-3	1,183,244	51,938		22.78
Class R-4	1,365,124	59,791		22.83
Class R-5E	870	38		22.85
Class R-5	428,933	18,752		22.87
Class R-6	6,463,405	282,435		22.88

*	Amount less than one thousand.

See Notes to Financial Statements

The Income Fund of America	17

Statement of operations
for the year ended July 31, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $47,285; also includes $136,622 from affiliates)	$2,988,671
Interest (includes $19,148 from affiliates)	1,074,417	$4,063,088
Fees and expenses*:
Investment advisory services	229,267
Distribution services	277,469
Transfer agent services	76,633
Administrative services	21,681
Reports to shareholders	2,883
Registration statement and prospectus	2,962
Trustees’ compensation	814
Auditing and legal	742
Custodian	3,066
Other	1,732	617,249
Net investment income		3,445,839

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	2,157,201
Affiliated issuers	(80,761)
Forward currency contracts	26,690
Currency transactions	(11,486)	2,091,644
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $118):
Unaffiliated issuers	2,733,554
Affiliated issuers	331,398
Forward currency contracts	(7,544)
Currency translations	3,387	3,060,795
Net realized gain and unrealized appreciation		5,152,439

Net increase in net assets resulting from operations		$8,598,278

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

18	The Income Fund of America

Statements of changes in net assets
(dollars in thousands)

	Year ended July 31
	2017	2016
Operations:
Net investment income	$3,445,839	$2,999,936
Net realized gain (loss)	2,091,644	(78,232)
Net unrealized appreciation	3,060,795	3,738,304
Net increase in net assets resulting from operations	8,598,278	6,660,008

Dividends and distributions paid to shareholders:
Dividends from net investment income	(3,100,383)	(2,980,153)
Distributions from net realized gain on investments	—	(1,680,493)
Total dividends and distributions paid to shareholders	(3,100,383)	(4,660,646)

Net capital share transactions	394,949	2,618,650

Total increase in net assets	5,892,844	4,618,012

Net assets:
Beginning of year	101,610,023	96,992,011
End of year (including undistributed net investment income:
$883,019 and $508,078, respectively)	$107,502,867	$101,610,023

See Notes to Financial Statements

The Income Fund of America	19

Notes to financial statements

1. Organization

The Income Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year* of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	18 months for shares purchased on or after August 14, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

20	The Income Fund of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

The Income Fund of America	21

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of July 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Industrials	$9,407,845	$2,387,844	$2	$11,795,691
Information technology	7,827,110	1,328,958	34,335	9,190,403
Financials	6,549,780	2,236,268	—	8,786,048
Consumer staples	6,735,518	1,652,598	—	8,388,116
Energy	5,195,169	1,675,951	30,223	6,901,343
Consumer discretionary	5,041,920	1,487,508	7	6,529,435
Health care	3,012,940	2,456,267	1,825	5,471,032
Real estate	4,615,235	361,160	—	4,976,395
Materials	3,804,856	1,096,376	—	4,901,232
Telecommunication services	1,791,765	1,629,173	—	3,420,938
Utilities	1,511,114	1,049,573	—	2,560,687
Miscellaneous	1,990,341	2,796,386	—	4,786,727
Preferred securities	383,615	—	—	383,615
Rights & warrants	—	—	547	547
Convertible stocks	511,693	17,372	25,059	554,124
Convertible bonds	—	772,459	—	772,459
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	14,869,783	63,661	14,933,444
U.S. Treasury bonds & notes	—	4,949,972	—	4,949,972
Mortgage-backed obligations	—	2,028,594	—	2,028,594
Other	—	599,225	—	599,225
Short-term securities	—	5,700,126	—	5,700,126
Total	$58,378,901	$49,095,593	$155,659	$107,630,153

22	The Income Fund of America

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(15,078)	$—	$(15,078)

*	Securities with a value of $14,579,604,000, which represented 13.56% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

The Income Fund of America	23

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $851,909,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, July 31, 2017 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$15,078

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$26,690	Net unrealized depreciation on forward currency contracts	$(7,544)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts and future delivery contracts. For forward currency contracts, the program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

24	The Income Fund of America

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of July 31, 2017, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Liabilities:
Barclays Bank PLC	$3,032	$—	$(2,018)	$—	$1,014
Citibank	678	—	(364)	—	314
HSBC Bank	6,531	—	(5,662)	—	869
JPMorgan Chase	4,837	—	(4,626)	—	211
Total	$15,078	$—	$(12,670)	$—	$2,408

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended July 31, 2017, the fund reclassified $62,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $29,547,000 from undistributed net realized gain to undistributed net investment income and $109,343,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

The Income Fund of America	25

As of July 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$888,864
Undistributed long-term capital gains	2,331,140
Post-October capital loss deferral*	(180,774)
Gross unrealized appreciation on investment securities	22,396,216
Gross unrealized depreciation on investment securities	(1,913,894)
Net unrealized appreciation on investment securities	20,482,322
Cost of investment securities	87,147,831

*This deferral is considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended July 31, 2017					Year ended July 31, 2016
										Total
				Total						dividends and
	Ordinary		Long-term	dividends		Ordinary		Long-term		distributions
Share class	income		capital gains	paid		income		capital gains		paid
Class A	$2,274,922		$—	$2,274,922		$2,268,689		$1,259,675		$3,528,364
Class B1	761		—	761		4,390		3,780		8,170
Class C	132,477		—	132,477		145,393		108,381		253,774
Class T2	—	[3]	—	—	[3]
Class F-1	135,696		—	135,696		128,057		72,956		201,013
Class F-2	204,304		—	204,304		142,468		73,652		216,120
Class F-3[4]	12,908		—	12,908
Class 529-A	45,788		—	45,788		44,586		25,554		70,140
Class 529-B1	47		—	47		272		247		519
Class 529-C	10,120		—	10,120		10,332		7,919		18,251
Class 529-E	1,835		—	1,835		1,779		1,101		2,880
Class 529-T2	—	[3]	—	—	[3]
Class 529-F-1	2,061		—	2,061		1,868		989		2,857
Class R-1	2,864		—	2,864		3,096		2,291		5,387
Class R-2	12,579		—	12,579		13,455		10,059		23,514
Class R-2E	325		—	325		79		6		85
Class R-3	32,043		—	32,043		33,659		21,237		54,896
Class R-4	37,080		—	37,080		35,211		20,359		55,570
Class R-5E5	13		—	13		—	[3]	—	[3]	—	[3]
Class R-5	16,766		—	16,766		20,792		11,143		31,935
Class R-6	177,794		—	177,794		126,027		61,144		187,171
Total	$3,100,383		$—	$3,100,383		$2,980,153		$1,680,493		$4,660,646

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.
[5]	Class R-5E shares began investment operations on November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.121% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2017, the investment advisory services fee was $229,267,000, which was equivalent to an annualized rate of 0.222% of average daily net assets.

26	The Income Fund of America

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

The Income Fund of America	27

For the year ended July 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$184,469	$52,751		$7,492		Not applicable
Class B1	404	39		Not applicable		Not applicable
Class C	58,252	4,181		2,918		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	11,409	5,495		2,285		Not applicable
Class F-2	Not applicable	6,926		3,195		Not applicable
Class F-3[4]	Not applicable	14		194		Not applicable
Class 529-A	3,518	914		773		$1,065
Class 529-B1	27	3		1		2
Class 529-C	4,535	294		229		315
Class 529-E	333	17		34		46
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	38		32		45
Class R-1	1,277	142		64		Not applicable
Class R-2	4,121	2,087		278		Not applicable
Class R-2E	79	27		7		Not applicable
Class R-3	5,940	2,011		596		Not applicable
Class R-4	3,105	1,370		622		Not applicable
Class R-5E	Not applicable	—	[3]	—	[3]	Not applicable
Class R-5	Not applicable	305		258		Not applicable
Class R-6	Not applicable	19		2,703		Not applicable
Total class-specific expenses	$277,469	$76,633		$21,681		$1,473

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $814,000 in the fund’s statement of operations reflects $301,000 in current fees (either paid in cash or deferred) and a net increase of $513,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended July 31, 2017.

28	The Income Fund of America

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended July 31, 2017

Class A	$5,881,486	267,632		$2,203,615		100,407		$(11,318,300)	(514,813)	$(3,233,199)	(146,774)
Class B2	497	23		751		35		(114,403)	(5,268)	(113,155)	(5,210)
Class C	736,768	33,965		127,963		5,905		(1,788,999)	(82,331)	(924,268)	(42,461)
Class T3	10	—	[4]	—		—		—	—	10	— [4]
Class F-1	1,077,400	49,135		129,704		5,921		(1,260,853)	(57,168)	(53,749)	(2,112)
Class F-2	4,441,332	202,365		192,330		8,753		(2,996,579)	(135,371)	1,637,083	75,747
Class F-3[5]	1,811,312	80,631		12,318		542		(92,211)	(4,071)	1,731,419	77,102
Class 529-A	178,773	8,152		45,773		2,089		(226,711)	(10,321)	(2,165)	(80)
Class 529-B2	103	4		47		2		(8,131)	(373)	(7,981)	(367)
Class 529-C	53,563	2,454		10,117		463		(86,315)	(3,950)	(22,635)	(1,033)
Class 529-E	8,659	396		1,835		84		(9,919)	(453)	575	27
Class 529-T3	10	—	[4]	—	[4]	—	[4]	—	—	10	— [4]
Class 529-F-1	18,418	837		2,059		94		(13,408)	(611)	7,069	320
Class R-1	18,994	870		2,862		131		(37,028)	(1,695)	(15,172)	(694)
Class R-2	119,096	5,471		12,554		578		(204,605)	(9,386)	(72,955)	(3,337)
Class R-2E	15,942	722		325		15		(2,480)	(113)	13,787	624
Class R-3	252,983	11,540		31,954		1,462		(381,026)	(17,346)	(96,089)	(4,344)
Class R-4	443,211	20,013		37,060		1,689		(370,093)	(16,774)	110,178	4,928
Class R-5E	846	38		12		—	[4]	(21)	(1)	837	37
Class R-5	138,397	6,310		16,721		763		(269,858)	(12,093)	(114,740)	(5,020)
Class R-6	1,763,760	80,003		177,698		8,074		(391,369)	(17,781)	1,550,089	70,296
Total net increase (decrease)	$16,961,560	770,561		$3,005,698		137,007		$(19,572,309)	(889,919)	$394,949	17,649

Year ended July 31, 2016

Class A	$5,724,803	278,796		$3,431,843		169,512		$(8,133,956)	(396,067)	$1,022,690	52,241
Class B	2,255	111		8,057		401		(194,331)	(9,516)	(184,019)	(9,004)
Class C	800,596	39,422		245,379		12,275		(1,341,731)	(66,129)	(295,756)	(14,432)
Class F-1	821,628	40,041		193,056		9,559		(840,785)	(41,089)	173,899	8,511
Class F-2	1,606,112	77,658		201,943		9,979		(889,128)	(43,422)	918,927	44,215
Class 529-A	151,646	7,395		70,119		3,470		(214,848)	(10,442)	6,917	423
Class 529-B	258	13		518		26		(12,186)	(595)	(11,410)	(556)
Class 529-C	52,710	2,579		18,243		907		(82,435)	(4,020)	(11,482)	(534)
Class 529-E	7,224	354		2,880		143		(10,002)	(486)	102	11
Class 529-F-1	11,150	543		2,854		141		(12,409)	(602)	1,595	82
Class R-1	20,908	1,025		5,378		267		(34,450)	(1,680)	(8,164)	(388)
Class R-2	118,475	5,829		23,486		1,173		(172,413)	(8,491)	(30,452)	(1,489)
Class R-2E	7,179	360		85		4		(684)	(33)	6,580	331
Class R-3	222,663	10,882		54,725		2,714		(356,500)	(17,385)	(79,112)	(3,789)
Class R-4	228,593	11,123		55,548		2,749		(318,178)	(15,568)	(34,037)	(1,696)
Class R-5E6	10	1		—	[4]	—	[4]	— [4]	— [4]	10	1
Class R-5	116,052	5,661		31,927		1,578		(294,802)	(14,350)	(146,823)	(7,111)
Class R-6	1,464,284	71,448		187,031		9,227		(362,130)	(17,515)	1,289,185	63,160
Total net increase (decrease)	$11,356,546	553,241		$4,533,072		224,125		$(13,270,968)	(647,390)	$2,618,650	129,976

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Amount less than one thousand.
[5]	Class F-3 shares began investment operations on January 27, 2017.
[6]	Class R-5E shares began investment operations on November 20, 2015.

The Income Fund of America	29

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $37,600,238,000 and $35,148,690,000, respectively, during the year ended July 31, 2017.

30	The Income Fund of America

Financial highlights

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class A:
Year ended 7/31/2017	$21.70	$.74	$1.10	$1.84	$(.67)	$—	$(.67)	$22.87	8.65%		$76,148		.56%		3.37%
Year ended 7/31/2016	21.31	.66	.76	1.42	(.66)	(.37)	(1.03)	21.70	7.10		75,437		.56		3.22
Year ended 7/31/2015	21.45	.69	(.04)	.65	(.79)	—	(.79)	21.31	3.01		72,952		.55		3.19
Year ended 7/31/2014	19.64	.78	1.69	2.47	(.66)	—	(.66)	21.45	12.78		71,290		.57		3.76
Year ended 7/31/2013	17.66	.67	1.99	2.66	(.68)	—	(.68)	19.64	15.33		63,968		.58		3.58
Class C:
Year ended 7/31/2017	21.44	.56	1.09	1.65	(.50)	—	(.50)	22.59	7.79		5,569		1.35		2.56
Year ended 7/31/2016	21.06	.49	.76	1.25	(.50)	(.37)	(.87)	21.44	6.27		6,196		1.36		2.41
Year ended 7/31/2015	21.21	.51	(.04)	.47	(.62)	—	(.62)	21.06	2.19		6,390		1.35		2.39
Year ended 7/31/2014	19.42	.60	1.69	2.29	(.50)	—	(.50)	21.21	11.91		6,597		1.37		2.95
Year ended 7/31/2013	17.47	.51	1.97	2.48	(.53)	—	(.53)	19.42	14.41		6,389		1.38		2.79
Class T:
Period from 4/7/2017 to 7/31/2017[4,5]	22.27	.29	.50	.79	(.18)	—	(.18)	22.88	3.54	[6,7]	—	[8]	.11	[6,7]	1.26	[6,7]
Class F-1:
Year ended 7/31/2017	21.65	.72	1.10	1.82	(.65)	—	(.65)	22.82	8.57		4,610		.65		3.28
Year ended 7/31/2016	21.26	.64	.76	1.40	(.64)	(.37)	(1.01)	21.65	7.02		4,421		.65		3.12
Year ended 7/31/2015	21.40	.67	(.04)	.63	(.77)	—	(.77)	21.26	2.94		4,160		.64		3.10
Year ended 7/31/2014	19.60	.76	1.68	2.44	(.64)	—	(.64)	21.40	12.66		3,841		.65		3.71
Year ended 7/31/2013	17.62	.65	2.00	2.65	(.67)	—	(.67)	19.60	15.30		3,554		.65		3.50
Class F-2:
Year ended 7/31/2017	21.69	.78	1.10	1.88	(.71)	—	(.71)	22.86	8.84		7,081		.39		3.54
Year ended 7/31/2016	21.30	.70	.75	1.45	(.69)	(.37)	(1.06)	21.69	7.28		5,076		.39		3.38
Year ended 7/31/2015	21.44	.73	(.04)	.69	(.83)	—	(.83)	21.30	3.20		4,042		.38		3.35
Year ended 7/31/2014	19.63	.80	1.71	2.51	(.70)	—	(.70)	21.44	12.97		2,975		.40		3.89
Year ended 7/31/2013	17.65	.70	1.99	2.69	(.71)	—	(.71)	19.63	15.53		1,434		.41		3.74
Class F-3:
Period from 1/27/2017 to 7/31/2017[4,9]	22.07	.49	.67	1.16	(.36)	—	(.36)	22.87	5.30	[6]	1,763		.30	[10]	4.33	[10]
Class 529-A:
Year ended 7/31/2017	21.66	.72	1.10	1.82	(.65)	—	(.65)	22.83	8.58		1,606		.64		3.30
Year ended 7/31/2016	21.27	.64	.76	1.40	(.64)	(.37)	(1.01)	21.66	7.00		1,525		.66		3.11
Year ended 7/31/2015	21.41	.67	(.04)	.63	(.77)	—	(.77)	21.27	2.92		1,489		.65		3.09
Year ended 7/31/2014	19.60	.75	1.70	2.45	(.64)	—	(.64)	21.41	12.69		1,463		.67		3.66
Year ended 7/31/2013	17.63	.65	1.98	2.63	(.66)	—	(.66)	19.60	15.19		1,298		.68		3.48

See page 33 for footnotes.

The Income Fund of America	31

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class 529-C:
Year ended 7/31/2017	$21.57	$.55	$1.09	$1.64	$(.48)	$—	$(.48)	$22.73	7.74%		$464		1.41%		2.52%
Year ended 7/31/2016	21.18	.48	.76	1.24	(.48)	(.37)	(.85)	21.57	6.20		463		1.43		2.34
Year ended 7/31/2015	21.33	.50	(.05)	.45	(.60)	—	(.60)	21.18	2.09		466		1.42		2.32
Year ended 7/31/2014	19.53	.59	1.69	2.28	(.48)	—	(.48)	21.33	11.82		470		1.44		2.88
Year ended 7/31/2013	17.56	.50	1.99	2.49	(.52)	—	(.52)	19.53	14.36		420		1.45		2.71
Class 529-E:
Year ended 7/31/2017	21.60	.67	1.09	1.76	(.60)	—	(.60)	22.76	8.30		70		.87		3.06
Year ended 7/31/2016	21.21	.59	.76	1.35	(.59)	(.37)	(.96)	21.60	6.76		66		.89		2.88
Year ended 7/31/2015	21.35	.62	(.04)	.58	(.72)	—	(.72)	21.21	2.68		64		.89		2.85
Year ended 7/31/2014	19.55	.70	1.69	2.39	(.59)	—	(.59)	21.35	12.39		65		.91		3.41
Year ended 7/31/2013	17.58	.60	1.99	2.59	(.62)	—	(.62)	19.55	14.95		59		.92		3.24
Class 529-T:
Period from 4/7/2017 to 7/31/2017[4,5]	22.27	.28	.50	.78	(.17)	—	(.17)	22.88	3.52	[6,7]	—	[8]	.13	[6,7]	1.24	[6,7]
Class 529-F-1:
Year ended 7/31/2017	21.66	.78	1.09	1.87	(.70)	—	(.70)	22.83	8.83		71		.41		3.53
Year ended 7/31/2016	21.27	.69	.76	1.45	(.69)	(.37)	(1.06)	21.66	7.25		61		.43		3.34
Year ended 7/31/2015	21.41	.72	(.04)	.68	(.82)	—	(.82)	21.27	3.16		58		.42		3.31
Year ended 7/31/2014	19.60	.80	1.70	2.50	(.69)	—	(.69)	21.41	12.94		52		.44		3.89
Year ended 7/31/2013	17.63	.69	1.98	2.67	(.70)	—	(.70)	19.60	15.44		44		.45		3.70
Class R-1:
Year ended 7/31/2017	21.57	.55	1.10	1.65	(.49)	—	(.49)	22.73	7.76		124		1.39		2.53
Year ended 7/31/2016	21.18	.49	.76	1.25	(.49)	(.37)	(.86)	21.57	6.25		133		1.37		2.40
Year ended 7/31/2015	21.33	.51	(.05)	.46	(.61)	—	(.61)	21.18	2.16		139		1.36		2.38
Year ended 7/31/2014	19.53	.60	1.69	2.29	(.49)	—	(.49)	21.33	11.88		133		1.39		2.93
Year ended 7/31/2013	17.56	.52	1.98	2.50	(.53)	—	(.53)	19.53	14.43		120		1.39		2.78
Class R-2:
Year ended 7/31/2017	21.47	.55	1.09	1.64	(.49)	—	(.49)	22.62	7.77		533		1.40		2.52
Year ended 7/31/2016	21.09	.49	.75	1.24	(.49)	(.37)	(.86)	21.47	6.25		577		1.36		2.41
Year ended 7/31/2015	21.23	.52	(.04)	.48	(.62)	—	(.62)	21.09	2.24		599		1.32		2.42
Year ended 7/31/2014	19.45	.60	1.68	2.28	(.50)	—	(.50)	21.23	11.85		635		1.37		2.95
Year ended 7/31/2013	17.49	.52	1.98	2.50	(.54)	—	(.54)	19.45	14.47		609		1.36		2.80
Class R-2E:
Year ended 7/31/2017	21.66	.65	1.08	1.73	(.57)	—	(.57)	22.82	8.11		22		1.09		2.95
Year ended 7/31/2016	21.29	.58	.75	1.33	(.59)	(.37)	(.96)	21.66	6.64		7		1.03		2.86
Period from 8/29/2014 to 7/31/2015[4,11]	21.98	.54	(.47)	.07	(.76)	—	(.76)	21.29	.28	[6,7]	—	[8]	.96	[7,10]	2.73	[7,10]

32	The Income Fund of America

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class R-3:
Year ended 7/31/2017	$21.62	$.65	$1.10	$1.75	$(.59)	$—	$(.59)	$22.78	8.23%		$1,183		.95%		2.97%
Year ended 7/31/2016	21.23	.59	.75	1.34	(.58)	(.37)	(.95)	21.62	6.71		1,217		.92		2.85
Year ended 7/31/2015	21.37	.61	(.04)	.57	(.71)	—	(.71)	21.23	2.65		1,275		.92		2.83
Year ended 7/31/2014	19.57	.69	1.69	2.38	(.58)	—	(.58)	21.37	12.35		1,357		.94		3.38
Year ended 7/31/2013	17.60	.60	1.98	2.58	(.61)	—	(.61)	19.57	14.91		1,323		.94		3.22
Class R-4:
Year ended 7/31/2017	21.67	.73	1.09	1.82	(.66)	—	(.66)	22.83	8.54		1,365		.64		3.31
Year ended 7/31/2016	21.27	.65	.76	1.41	(.64)	(.37)	(1.01)	21.67	7.07		1,189		.62		3.15
Year ended 7/31/2015	21.42	.68	(.06)	.62	(.77)	—	(.77)	21.27	2.90		1,203		.62		3.12
Year ended 7/31/2014	19.61	.76	1.70	2.46	(.65)	—	(.65)	21.42	12.71		1,192		.64		3.67
Year ended 7/31/2013	17.63	.66	1.99	2.65	(.67)	—	(.67)	19.61	15.29		1,045		.64		3.52
Class R-5E:
Year ended 7/31/2017	21.69	.90	.95	1.85	(.69)	—	(.69)	22.85	8.72		1		.44		4.04
Period from 11/20/2015 to 7/31/2016[4,12]	21.03	.47	1.07	1.54	(.51)	(.37)	(.88)	21.69	7.70	[6]	—	[8]	.48	[10]	3.30	[10]
Class R-5:
Year ended 7/31/2017	21.70	.78	1.11	1.89	(.72)	—	(.72)	22.87	8.89		429		.34		3.53
Year ended 7/31/2016	21.31	.71	.76	1.47	(.71)	(.37)	(1.08)	21.70	7.34		516		.33		3.46
Year ended 7/31/2015	21.45	.74	(.04)	.70	(.84)	—	(.84)	21.31	3.25		658		.32		3.41
Year ended 7/31/2014	19.64	.82	1.70	2.52	(.71)	—	(.71)	21.45	13.03		567		.34		3.98
Year ended 7/31/2013	17.66	.71	1.99	2.70	(.72)	—	(.72)	19.64	15.60		525		.34		3.83
Class R-6:
Year ended 7/31/2017	21.71	.81	1.09	1.90	(.73)	—	(.73)	22.88	8.95		6,464		.28		3.68
Year ended 7/31/2016	21.32	.72	.76	1.48	(.72)	(.37)	(1.09)	21.71	7.39		4,606		.28		3.49
Year ended 7/31/2015	21.46	.75	(.04)	.71	(.85)	—	(.85)	21.32	3.30		3,176		.28		3.45
Year ended 7/31/2014	19.65	.83	1.70	2.53	(.72)	—	(.72)	21.46	13.08		2,566		.29		4.03
Year ended 7/31/2013	17.66	.72	2.00	2.72	(.73)	—	(.73)	19.65	15.72		1,631		.29		3.85

	Year ended July 31
Portfolio turnover rate for all share classes[13]	2017	2016	2015	2014	2013

Excluding mortgage dollar roll transactions	34%	39%	32%	Not available
Including mortgage dollar roll transactions	42%	52%	45%	39%	47%

[1]	Based on average shares outstanding.
[2]	For the year ended July 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share would have been lower by $.11; the Class A ratio of expenses to average net assets would have been lower by .01 percentage points; and the Class A ratio of net income to average net assets would have been lower by .51 percentage points. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Annualized.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

The Income Fund of America	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Income Fund of America:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the summary investment portfolio, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

September 11, 2017

34	The Income Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2017, through July 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Income Fund of America	35

	Beginning account value 2/1/2017	Ending account value 7/31/2017	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,057.26	$2.91	.57%
Class A - assumed 5% return	1,000.00	1,021.97	2.86	.57
Class C - actual return	1,000.00	1,053.26	6.92	1.36
Class C - assumed 5% return	1,000.00	1,018.05	6.80	1.36
Class T - actual return†	1,000.00	1,035.39	1.12	.35
Class T - assumed 5% return†	1,000.00	1,023.06	1.76	.35
Class F-1 - actual return	1,000.00	1,056.86	3.37	.66
Class F-1 - assumed 5% return	1,000.00	1,021.52	3.31	.66
Class F-2 - actual return	1,000.00	1,058.12	2.04	.40
Class F-2 - assumed 5% return	1,000.00	1,022.81	2.01	.40
Class F-3 - actual return	1,000.00	1,058.77	1.53	.30
Class F-3 - assumed 5% return	1,000.00	1,023.31	1.51	.30
Class 529-A - actual return	1,000.00	1,056.94	3.32	.65
Class 529-A - assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 529-C - actual return	1,000.00	1,053.22	7.23	1.42
Class 529-C - assumed 5% return	1,000.00	1,017.75	7.10	1.42
Class 529-E - actual return	1,000.00	1,055.90	4.54	.89
Class 529-E - assumed 5% return	1,000.00	1,020.38	4.46	.89
Class 529-T - actual return†	1,000.00	1,035.23	1.35	.42
Class 529-T - assumed 5% return†	1,000.00	1,022.71	2.11	.42
Class 529-F-1 - actual return	1,000.00	1,058.12	2.14	.42
Class 529-F-1 - assumed 5% return	1,000.00	1,022.71	2.11	.42
Class R-1 - actual return	1,000.00	1,053.31	7.08	1.39
Class R-1 - assumed 5% return	1,000.00	1,017.90	6.95	1.39
Class R-2 - actual return	1,000.00	1,053.12	7.08	1.39
Class R-2 - assumed 5% return	1,000.00	1,017.90	6.95	1.39
Class R-2E - actual return	1,000.00	1,054.92	5.50	1.08
Class R-2E - assumed 5% return	1,000.00	1,019.44	5.41	1.08
Class R-3 - actual return	1,000.00	1,055.51	4.79	.94
Class R-3 - assumed 5% return	1,000.00	1,020.13	4.71	.94
Class R-4 - actual return	1,000.00	1,056.98	3.26	.64
Class R-4 - assumed 5% return	1,000.00	1,021.62	3.21	.64
Class R-5E - actual return	1,000.00	1,057.77	2.24	.44
Class R-5E - assumed 5% return	1,000.00	1,022.61	2.21	.44
Class R-5 - actual return	1,000.00	1,058.33	1.79	.35
Class R-5 - assumed 5% return	1,000.00	1,023.06	1.76	.35
Class R-6 - actual return	1,000.00	1,058.61	1.48	.29
Class R-6 - assumed 5% return	1,000.00	1,023.36	1.45	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on April 7, 2017. The “assumed 5% return” line is based on 181 days.

36	The Income Fund of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2017:

Long-term capital gains	$109,343,000
Qualified dividend income	$2,834,778,000
Corporate dividends received deduction	$2,059,298,000
U.S. government income that may be exempt from state taxation	$133,330,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

The Income Fund of America	37

This page was intentionally left blank.

38	The Income Fund of America

This page was intentionally left blank.

The Income Fund of America	39

This page was intentionally left blank.

40	The Income Fund of America

This page was intentionally left blank.

The Income Fund of America	41

This page was intentionally left blank.

42	The Income Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
Vanessa C. L. Chang, 1952	2012	Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
James J. Postl, 1946	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Margaret Spellings, 1957	2012	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2004	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961 Vice Chairman of the Board	1998	Partner — Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 44 for footnotes.

The Income Fund of America	43

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew B. Suzman, 1967 President	2004	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Dina N. Perry, 1945 Senior Vice President	1994	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Paul F. Roye, 1953 Senior Vice President	2007	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Paul Flynn, 1966 Vice President	2017	Partner — Capital World Investors, Capital International Sàrl[7]
Joanna F. Jonsson, 1963 Vice President	2006	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Donald H. Rolfe, 1972 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Anirudh Samsi, 1971 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
John H. Smet, 1956 Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[7]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

44	The Income Fund of America

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete July 31, 2017, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/ or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1] Portfolio manager experience as of December 31, 2016.
[2] Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3] On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$165,000
2017	$184,000

b) Audit-Related Fees:
2016	$30,000
2017	$30,000

c) Tax Fees:
2016	$10,000
2017	$11,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:

Not Applicable

b) Audit-Related Fees:
2016	$471,000
2017	$1,205,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $644,000 for fiscal year 2016 and $1,388,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were ------------------------------. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Income Fund of America®

Investment portfolio

July 31, 2017

Common stocks72.28% Industrials10.97%	Shares	Value (000)
Lockheed Martin Corp.	7,342,400	$2,144,935
General Electric Co.	67,572,843	1,730,541
Boeing Co.	5,275,000	1,278,976
BAE Systems PLC1	138,176,776	1,096,446
Ryanair Holdings PLC (ADR)2	6,452,401	731,251
Caterpillar Inc.	5,240,000	597,098
Waste Management, Inc.	7,236,128	543,795
Norfolk Southern Corp.	4,100,000	461,578
PACCAR Inc.	6,220,500	425,793
Hubbell Inc.3	3,430,000	407,450
Siemens AG1	2,870,000	389,723
Cummins Inc.	2,250,000	377,775
Emerson Electric Co.	6,000,000	357,660
Edenred SA1,3	12,231,900	321,125
Macquarie Infrastructure Corp.	3,170,000	240,318
KONE Oyj, Class B1	4,063,000	211,863
Abertis Infraestructuras, SA, Class A, non-registered shares1	7,031,576	138,913
Sandvik AB1	7,408,000	116,789
Geberit AG1	127,000	61,095
R.R. Donnelley & Sons Co.3	4,019,407	49,680
Douglas Dynamics, Inc.3	1,444,000	45,919
International Consolidated Airlines Group, SA (CDI)1	5,350,000	40,705
LSC Communications, Inc.	705,140	15,076
CEVA Group PLC1,2,3,4	35,228	11,185
Atrium Corp.1,2,5	1,807	2
		11,795,691
Information technology8.55%
Microsoft Corp.	49,008,157	3,562,893
Intel Corp.	56,761,100	2,013,316
Taiwan Semiconductor Manufacturing Co., Ltd.1	155,288,000	1,100,367
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,836,470	137,960
Analog Devices, Inc.	7,928,100	626,399
Texas Instruments Inc.	6,177,000	502,684
QUALCOMM Inc.	5,839,200	310,587
International Business Machines Corp.	1,800,000	260,406
Paychex, Inc.	4,102,000	237,301
Maxim Integrated Products, Inc.	3,350,000	152,224
Vanguard International Semiconductor Corp.1	79,128,000	148,334
Quanta Computer Inc.1	33,916,655	80,257
Corporate Risk Holdings I, Inc.1,2,3	2,205,215	34,335
Corporate Risk Holdings Corp.1,2,3	11,149	—
Versum Materials, Inc.	661,943	23,340
		9,190,403

The Income Fund of America — Page 1 of 38

Common stocks Financials8.17%	Shares	Value (000)
JPMorgan Chase & Co.	18,764,165	$1,722,550
Wells Fargo & Co.	30,270,915	1,632,813
CME Group Inc., Class A	10,140,400	1,243,416
BNP Paribas SA1	7,643,000	593,543
AXA SA1	19,665,000	581,280
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	76,813,000	504,722
T. Rowe Price Group, Inc.	5,835,000	482,671
HSBC Holdings PLC (GBP denominated)1	36,319,364	363,309
PacWest Bancorp	5,868,000	281,781
Banco Santander, SA1	40,700,000	277,972
Umpqua Holdings Corp.3	11,487,800	212,984
Apollo Global Management, LLC, Class A	6,899,700	193,882
Nordea Bank AB1	9,715,000	122,576
Toronto-Dominion Bank (CAD denominated)	1,855,000	95,625
Redwood Trust, Inc.3	5,444,717	94,030
BlackRock, Inc.	200,000	85,306
National Australia Bank Ltd.1	3,272,779	78,580
Svenska Handelsbanken AB, Class A1	5,236,729	77,940
Prudential PLC1	2,970,000	72,403
Indiabulls Housing Finance Ltd.1	1,925,000	35,286
Aozora Bank, Ltd.1	8,673,000	33,379
		8,786,048
Consumer staples7.80%
Coca-Cola Co.	33,399,000	1,531,010
Procter & Gamble Co.	16,621,700	1,509,583
Altria Group, Inc.	18,141,000	1,178,621
British American Tobacco PLC1	13,197,000	822,282
British American Tobacco PLC (ADR)	5,093,609	318,452
Philip Morris International Inc.	7,881,323	919,829
Nestlé SA1	5,767,217	487,717
Kellogg Co.	6,431,895	437,369
Unilever PLC1	6,000,000	342,599
Hershey Co.	3,000,000	315,930
Kraft Heinz Co.	2,278,000	199,234
General Mills, Inc.	3,000,000	166,980
Costco Wholesale Corp.	1,000,000	158,510
		8,388,116
Energy6.42%
Enbridge Inc.	32,006,650	1,326,996
Enbridge Inc. (CAD denominated)	5,932,851	245,927
Royal Dutch Shell PLC, Class B (ADR)	11,698,000	676,846
Royal Dutch Shell PLC, Class B1	19,469,147	555,270
Royal Dutch Shell PLC, Class A (ADR)	78,024	4,411
Chevron Corp.	10,285,000	1,123,019
BP PLC1	179,819,900	1,054,797
Baker Hughes, a GE Co., Class A	14,126,750	521,136
ConocoPhillips	8,650,000	392,450
Schlumberger Ltd.	3,260,500	223,670
Occidental Petroleum Corp.	3,315,000	205,298
Keyera Corp.	5,190,000	162,184
Helmerich & Payne, Inc.	2,670,798	135,196
Pembina Pipeline Corp.	3,680,289	125,426
Coal India Ltd.1	17,000,000	65,884

The Income Fund of America — Page 2 of 38

Common stocks Energy (continued)	Shares	Value (000)
Exxon Mobil Corp.	323,000	$25,853
Ascent Resources - Utica, LLC, Class A1,2	110,214,618	24,688
Peyto Exploration & Development Corp.	1,235,000	21,951
White Star Petroleum Corp., Class A1,2	6,511,401	5,535
Southwestern Energy Co.2	843,152	4,806
		6,901,343
Consumer discretionary6.08%
McDonald’s Corp.	13,018,965	2,019,762
General Motors Co.	16,877,712	607,260
Las Vegas Sands Corp.	9,250,000	569,892
Home Depot, Inc.	3,710,000	555,016
Target Corp.	9,450,000	535,532
ProSiebenSat.1 Media SE1,3	12,985,000	520,293
Sands China Ltd.1	80,173,800	372,265
Nokian Renkaat Oyj1,3	7,975,161	325,486
Hasbro, Inc.	2,260,000	239,289
Marriott International, Inc., Class A	2,120,000	220,883
Compass Group PLC1	9,451,922	201,928
Charter Communications, Inc., Class A2	433,120	169,744
Ford Motor Co.	11,100,000	124,542
SES SA, Class A (FDR)1	2,870,000	67,536
Adelphia Recovery Trust, Series ACC-11,2	9,913,675	7
		6,529,435
Health care5.09%
Merck & Co., Inc.	30,875,159	1,972,305
GlaxoSmithKline PLC1	60,459,000	1,208,375
AstraZeneca PLC1	18,643,107	1,108,614
Pfizer Inc.	16,935,000	561,565
Bristol-Myers Squibb Co.	7,398,500	420,975
Sanofi1	1,460,000	139,278
AbbVie Inc.	831,000	58,095
Rotech Healthcare Inc.1,2,3	543,172	1,825
		5,471,032
Real estate4.63%
Crown Castle International Corp. REIT	11,048,000	1,111,208
Digital Realty Trust, Inc. REIT	7,885,000	909,456
Public Storage REIT	3,261,900	670,549
Iron Mountain Inc. REIT3	14,195,180	517,130
Prologis, Inc. REIT	7,055,000	429,014
Lamar Advertising Co. REIT, Class A	5,383,322	379,901
Simon Property Group, Inc. REIT	1,630,000	258,355
OUTFRONT Media Inc. REIT3	9,064,824	207,312
British Land Co. PLC REIT1	25,000,000	201,523
Link REIT1	19,651,812	159,637
American Tower Corp. REIT	560,220	76,375
Fibra Uno Administración, SA de CV REIT	30,266,800	55,935
		4,976,395
Materials4.56%
E.I. du Pont de Nemours and Co.	12,954,141	1,064,960
Dow Chemical Co.	12,782,717	821,162
WestRock Co.3	13,184,832	757,073

The Income Fund of America — Page 3 of 38

Common stocks Materials (continued)	Shares	Value (000)
LyondellBasell Industries NV	6,880,000	$619,819
BASF SE1	5,000,000	476,517
Boral Ltd.1,3	72,364,400	401,325
Air Products and Chemicals, Inc.	2,048,886	291,249
CF Industries Holdings, Inc.	8,538,100	250,593
Rio Tinto PLC1	4,522,000	210,476
Warrior Met Coal, Inc.1,5	392,171	8,058
		4,901,232
Telecommunication services3.18%
Verizon Communications Inc.	26,942,921	1,304,037
Vodafone Group PLC1	140,821,620	412,365
Vodafone Group PLC (ADR)	1,000,000	29,680
Telstra Corp. Ltd.1	134,400,000	440,784
AT&T Inc.	11,170,000	435,630
BT Group PLC1	95,346,436	394,358
Deutsche Telekom AG1	11,025,000	201,432
TalkTalk Telecom Group PLC1,3	58,421,891	138,747
HKBN Ltd.1	41,972,000	41,487
Mobile TeleSystems PJSC (ADR)	2,270,000	19,454
NII Holdings, Inc.2,3	5,194,089	2,964
		3,420,938
Utilities2.38%
Power Assets Holdings Ltd.1	74,760,000	741,846
Dominion Energy, Inc.	7,335,000	566,115
DTE Energy Co.	3,500,000	374,710
Duke Energy Corp.	3,999,999	340,480
Brookfield Infrastructure Partners LP	4,085,000	165,300
EDP - Energias de Portugal, SA1	45,396,105	161,204
Enel SPA1	14,584,600	83,243
PG&E Corp.	953,000	64,509
SSE PLC1	3,475,901	63,280
		2,560,687
Miscellaneous4.45%
Other common stocks in initial period of acquisition		4,786,727
Total common stocks (cost: $57,344,052,000)		77,708,047
Preferred securities0.36% Financials0.28%
Citigroup Inc. 7.68111% preferred	2,368,637	64,687
Citigroup Inc., Series K, depositary shares	2,145,767	64,309
PNC Financial Services Group, Inc., Series P, noncumulative depositary shares	2,000,000	58,140
HSBC Holdings PLC, Series 2, 8.00%	1,505,000	40,981
Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	1,263,198	34,789
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	1,200,000	33,336
		296,242
Real estate0.08%
Vornado Realty Trust REIT, Series I, 6.625%	3,380,000	87,373
Total preferred securities (cost: $349,024,000)		383,615

The Income Fund of America — Page 4 of 38

Rights & warrants0.00% Utilities0.00%	Shares	Value (000)
Vistra Energy Corp., rights1,2,5,6	485,782	$547
Miscellaneous0.00%
Other rights & warrants in initial period of acquisition		—
Total rights & warrants (cost: $777,000)		547
Convertible stocks0.52% Real estate0.20%
American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	1,375,000	164,587
Crown Castle International Corp., Series A, 7.00% convertible preferred	44,500	47,142
		211,729
Industrials0.06%
Arconic Inc., Class B, Series 1, cummulative convertible preferred 2017	1,150,000	45,206
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.304%1,2,3,4	29,937	12,873
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.304%1,2,3,4	13,633	4,499
		62,578
Telecommunication services0.05%
Frontier Communications Corp., Series A, convertible preferred	1,925,000	48,837
Consumer staples0.03%
Bunge Ltd. 4.875% convertible preferred	322,700	35,403
Energy0.02%
Southwestern Energy Co., Series B, 6.25% convertible preferred 2018	1,750,000	24,203
Miscellaneous0.16%
Other convertible stocks in initial period of acquisition		171,374
Total convertible stocks (cost: $732,802,000)		554,124
Convertible bonds0.72% Financials0.31%	Principal?amount (000)
Goldman Sachs, Equity Linked Notes (Sysco Corp.), 4.60% 2018	$ 3,218	168,749
Goldman Sachs, Equity Linked Notes (Weyerhaeuser Co.), 4.99% 2018	4,187	137,132
Lloyds Banking Group PLC, convertible notes, 7.50% 2049	21,200	23,638
		329,519
Consumer discretionary0.01%
DISH DBS Corp. 3.375% 20265	10,725	13,380
Energy0.01%
Weatherford International PLC 5.875% 2021	9,014	9,589

The Income Fund of America — Page 5 of 38

Convertible bonds Miscellaneous0.39%	Principal?amount (000)	Value (000)
Other convertible bonds in initial period of acquisition		$419,971
Total convertible bonds (cost: $762,670,000)		772,459
Bonds, notes & other debt instruments20.94% Corporate bonds & notes13.89% Energy2.33%
American Energy (Marcellus), Term Loan A, (3-month USD-LIBOR + 7.50%) 8.724% 20217,8,9,10	$ 29,601	2,491
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.474% 20207,8,9,10	28,904	18,065
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 7.672% 20195,10	10,000	9,400
American Energy (Permian Basin) 7.125% 20205	39,160	32,894
American Energy (Permian Basin) 7.375% 20215	27,610	23,054
Anadarko Petroleum Corp. 5.55% 2026	8,780	9,872
Anadarko Petroleum Corp. 6.45% 2036	1,095	1,310
Anadarko Petroleum Corp. 6.60% 2046	2,000	2,477
Antero Resources Corp. 5.375% 2024	2,950	3,061
Antero Resources Corp. 5.00% 2025	7,500	7,425
APT Pipelines Ltd. 4.20% 20255	11,000	11,415
Ascent Resources-Marcellus LLC 10.00% 20225	1,900	1,957
Blackstone CQP Holdco LP, 6.50% 20214,5	103,250	107,288
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 20225	9,810	10,080
Canadian Natural Resources Ltd. 2.95% 2023	17,535	17,599
Canadian Natural Resources Ltd. 3.80% 2024	1,440	1,474
Canadian Natural Resources Ltd. 3.85% 2027	4,140	4,192
Canadian Natural Resources Ltd. 6.50% 2037	1,000	1,203
Canadian Natural Resources Ltd. 4.95% 2047	900	944
Carrizo Oil & Gas Inc. 7.50% 2020	400	407
Carrizo Oil & Gas Inc. 6.25% 2023	470	469
Cenovus Energy Inc. 3.00% 2022	5,970	5,804
Cenovus Energy Inc. 3.80% 2023	19,005	19,079
Cenovus Energy Inc. 4.25% 20275	12,510	12,218
Cenovus Energy Inc. 5.25% 20375	1,418	1,357
Cenovus Energy Inc. 5.40% 20475	964	930
Cheniere Energy, Inc. 7.00% 2024	7,260	8,304
Cheniere Energy, Inc. 5.875% 2025	7,600	8,265
Cheniere Energy, Inc. 5.125% 20275	12,350	12,890
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 4.554% 201910	27,450	27,244
Chesapeake Energy Corp. 6.125% 2021	1,500	1,474
Chesapeake Energy Corp. 4.875% 2022	20,375	18,847
Chesapeake Energy Corp. 8.00% 20225	16,702	17,767
Chesapeake Energy Corp. 8.00% 20255	28,150	28,326
Chesapeake Energy Corp. 8.00% 20275	15,025	15,100
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 7.50%) 8.686% 20218,9,10	15,150	16,338
Chevron Corp. 1.561% 2019	7,750	7,751
Chevron Corp. 2.498% 2022	3,790	3,840
ConocoPhillips 4.20% 2021	6,520	6,979
CONSOL Energy Inc. 5.875% 2022	74,950	75,606
Convey Park Energy LLC 7.50% 20255	8,700	8,939
DCP Midstream Operating LP 4.95% 2022	16,565	17,083
Denbury Resources Inc. 9.00% 20215	20,493	19,622
Devon Energy Corp. 5.85% 2025	520	598
Devon Energy Corp. 5.00% 2045	8,575	8,777
Diamond Offshore Drilling, Inc. 4.875% 2043	52,151	34,420
Ecopetrol SA 5.875% 2023	2,820	3,113

The Income Fund of America — Page 6 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Ecopetrol SA 5.875% 2045	$1,055	$994
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	5,000	5,403
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	33,265	31,530
Enbridge Energy Partners, LP 9.875% 2019	10,500	11,712
Enbridge Energy Partners, LP 4.375% 2020	16,770	17,701
Enbridge Energy Partners, LP 5.875% 2025	14,750	17,003
Enbridge Energy Partners, LP 5.50% 2040	1,200	1,282
Enbridge Energy Partners, LP 7.375% 2045	26,385	34,472
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,225	5,399
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	7,684
Enbridge Inc. 2.90% 2022	1,083	1,092
Enbridge Inc. 4.00% 2023	17,035	17,994
Enbridge Inc. 3.50% 2024	515	525
Enbridge Inc. 4.25% 2026	1,575	1,667
Enbridge Inc. 3.70% 2027	1,113	1,131
Enbridge Inc. 5.50% 2046	6,815	7,886
Energy Transfer Partners, LP 4.15% 2020	5,000	5,218
Energy Transfer Partners, LP 7.50% 2020	9,250	10,499
Energy Transfer Partners, LP 5.875% 2024	11,800	12,773
Energy Transfer Partners, LP 4.75% 2026	8,000	8,416
Energy Transfer Partners, LP 4.20% 2027	10,940	11,012
Energy Transfer Partners, LP 5.50% 2027	15,255	16,094
Energy Transfer Partners, LP 6.125% 2045	9,510	10,455
Energy Transfer Partners, LP 5.30% 2047	1,985	1,976
EnLink Midstream Partners, LP 2.70% 2019	1,660	1,665
EnLink Midstream Partners, LP 4.40% 2024	4,410	4,535
EnLink Midstream Partners, LP 4.15% 2025	11,760	11,810
EnLink Midstream Partners, LP 5.05% 2045	9,810	9,403
EnLink Midstream Partners, LP 5.45% 2047	940	955
Ensco PLC 5.20% 2025	11,300	9,040
Ensco PLC 5.75% 2044	25,920	17,431
EOG Resources, Inc. 4.15% 2026	3,830	4,078
EP Energy Corp. 6.375% 2023	7,495	4,778
EP Energy Corp. 8.00% 20255	9,100	7,115
Extraction Oil & Gas Holdings LLC 7.875% 20215	2,900	3,041
Extraction Oil & Gas, Inc. 7.375% 20245	4,860	5,024
Genesis Energy, LP 6.75% 2022	13,675	13,948
Gulfport Energy Corp. 6.375% 20255	10,000	10,025
Halliburton Co. 3.80% 2025	15,025	15,546
Halliburton Co. 5.00% 2045	1,860	2,023
Jupiter Resources Inc. 8.50% 20225	16,950	12,119
Kinder Morgan Energy Partners, LP 2.65% 2019	1,890	1,907
Kinder Morgan Energy Partners, LP 9.00% 2019	1,660	1,826
Kinder Morgan Energy Partners, LP 4.15% 2022	12,145	12,731
Kinder Morgan Energy Partners, LP 6.95% 2038	460	558
Kinder Morgan Energy Partners, LP 5.00% 2043	20,000	19,659
Kinder Morgan Energy Partners, LP 5.40% 2044	8,030	8,274
Kinder Morgan Energy Partners, LP 5.50% 2044	6,456	6,770
Kinder Morgan Finance Co. 5.05% 2046	4,155	4,185
Kinder Morgan, Inc. 3.05% 2019	8,070	8,222
Kinder Morgan, Inc. 4.30% 2025	20,855	21,844
Kinder Morgan, Inc. 5.55% 2045	5,360	5,773
Marathon Oil Corp. 4.40% 2027	21,305	21,705
MPLX LP 4.125% 2027	3,905	3,989

The Income Fund of America — Page 7 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
MPLX LP 5.20% 2047	$430	$447
NGL Energy Partners LP 5.125% 2019	18,715	18,645
NGL Energy Partners LP 6.875% 2021	27,425	27,288
NGL Energy Partners LP 6.125% 20255	24,375	22,242
NGPL PipeCo LLC 7.119% 20175	59,720	60,914
NGPL PipeCo LLC 4.375% 20225	4,150	4,280
NGPL PipeCo LLC 4.875% 20275	5,625	5,808
NGPL PipeCo LLC 7.768% 20375	17,255	21,482
Noble Corp. PLC 5.75% 2018	7,520	7,586
Noble Corp. PLC 7.75% 2024	5,000	4,004
Noble Corp. PLC 7.70% 2025	28,105	21,781
Noble Corp. PLC 8.70% 2045	26,305	19,729
Oasis Petroleum Inc. 6.875% 2022	3,650	3,632
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20215,7,9	1,330	828
Odebrecht Offshore Drilling Finance Ltd. 6.75% 20225,9	4,023	1,440
Parsley Energy, Inc. 6.25% 20245	3,050	3,248
Parsley Energy, Inc. 5.25% 20255	6,225	6,365
Parsley Energy, Inc. 5.375% 20255	6,950	7,124
PDC Energy Inc. 7.75% 2022	23,300	24,378
Peabody Energy Corp. 6.00% 20225	5,225	5,349
Peabody Energy Corp. 6.375% 20255	4,725	4,790
Peabody Energy Corp., Term Loan B, (3-month USD-LIBOR + 4.50%) 5.734% 20228,9,10	11,230	11,289
Petrobras Global Finance Co. 6.85% 2115	2,775	2,553
Petrobras International Finance Co. 5.375% 2021	28,655	29,515
Petróleos Mexicanos 5.50% 2019	13,925	14,593
Petróleos Mexicanos 6.375% 2021	15,935	17,489
Petróleos Mexicanos 5.375% 20225	2,510	2,678
Petróleos Mexicanos 3.50% 2023	11,000	10,807
Petróleos Mexicanos 4.50% 2026	5,225	5,214
Petróleos Mexicanos 6.875% 2026	8,550	9,725
Petróleos Mexicanos 6.50% 20275	34,585	38,121
Petróleos Mexicanos 6.50% 20275	3,830	4,222
Petróleos Mexicanos 5.625% 2046	7,290	6,748
Petróleos Mexicanos 6.75% 2047	5,540	5,846
Phillips 66 Partners LP 3.605% 2025	1,640	1,644
Phillips 66 Partners LP 3.55% 2026	745	736
Phillips 66 Partners LP 4.68% 2045	245	239
Phillips 66 Partners LP 4.90% 2046	6,315	6,365
Pioneer Natural Resources Co. 3.45% 2021	7,015	7,243
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20195,9	4,944	4,907
Range Resources Corp. 4.875% 2025	20,650	20,134
Ras Laffan Liquefied Natural Gas II 5.298% 20205,9	11,750	12,279
Ras Laffan Liquefied Natural Gas III 6.75% 2019	4,000	4,334
Ras Laffan Liquefied Natural Gas III 6.75% 20195	1,000	1,084
Ras Laffan Liquefied Natural Gas III 5.838% 20275,9	10,325	11,616
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	13,303	13,636
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	10,725	11,100
Rice Energy Inc. 6.25% 2022	16,125	16,871
Rice Energy Inc. 7.25% 2023	1,350	1,456
Royal Dutch Shell PLC 1.75% 2021	18,115	17,905
Sabine Pass Liquefaction, LLC 5.625% 2021	22,000	24,056
Sabine Pass Liquefaction, LLC 6.25% 2022	7,000	7,953
Sabine Pass Liquefaction, LLC 5.625% 2023	14,500	16,164
Sabine Pass Liquefaction, LLC 5.625% 2025	2,860	3,186

The Income Fund of America — Page 8 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Sabine Pass Liquefaction, LLC 5.00% 2027	$7,310	$7,834
Sabine Pass Liquefaction, LLC 4.20% 2028	30,350	30,844
Schlumberger BV 3.00% 20205	6,645	6,797
Schlumberger BV 3.625% 20225	1,780	1,865
Schlumberger BV 4.00% 20255	8,575	9,096
Seven Generations Energy Ltd. 6.75% 20235	14,025	14,796
Shell International Finance BV 2.875% 2026	420	419
Shell International Finance BV 4.00% 2046	5,000	5,070
SM Energy Co. 6.50% 2021	9,575	9,575
SM Energy Co. 6.125% 2022	5,105	5,027
SM Energy Co. 5.625% 2025	30,275	28,458
SM Energy Co. 6.75% 2026	6,675	6,675
Southwestern Energy Co. 4.10% 2022	38,145	35,761
Southwestern Energy Co. 6.70% 2025	44,150	43,695
Spectra Energy Partners, LP 4.75% 2024	3,250	3,521
Spectra Energy Partners, LP 4.50% 2045	1,280	1,267
Statoil ASA 3.125% 2017	10,000	10,006
Statoil ASA 2.75% 2021	3,085	3,140
Statoil ASA 3.25% 2024	850	870
Statoil ASA 4.25% 2041	3,000	3,093
Sunoco LP 6.25% 2021	35,305	36,982
Tapstone Energy Inc. 9.75% 20225	2,400	2,060
Targa Resources Partners LP 4.125% 2019	46,305	47,057
Targa Resources Partners LP 6.75% 2024	11,255	12,240
Targa Resources Partners LP 5.125% 20255	4,100	4,238
TC PipeLines, LP 4.375% 2025	5,135	5,379
Teekay Corp. 8.50% 2020	74,316	75,059
Tesoro Corp. 4.75% 20235	2,600	2,820
Tesoro Corp. 5.125% 20265	9,400	10,286
Tesoro Logistics LP 5.50% 2019	16,200	17,111
Tesoro Logistics LP 6.25% 2022	7,900	8,433
Tesoro Logistics LP 5.25% 2025	6,725	7,221
TransCanada Corp., junior subordinated, (3-month USD-LIBOR + 2.21%) 3.392% 206710	21,925	20,719
TransCanada PipeLines Ltd. 7.625% 2039	10,750	15,657
Transocean Inc. 8.375% 2021	20,000	21,250
Transocean Inc. 9.00% 20235	5,875	6,169
Ultra Petroleum Corp. 6.875% 20225	20,920	21,574
Ultra Petroleum Corp. 7.125% 20255	10,675	10,899
Valero Energy Partners LP 4.375% 2026	2,400	2,490
Weatherford International PLC 7.75% 2021	4,725	4,861
Weatherford International PLC 4.50% 2022	15,280	14,134
Weatherford International PLC 8.25% 2023	23,725	24,140
Weatherford International PLC 9.875% 20245	5,850	6,303
Weatherford International PLC 6.50% 2036	14,525	12,855
Weatherford International PLC 7.00% 2038	2,625	2,385
Weatherford International PLC 6.75% 2040	57,530	51,489
Western Gas Partners LP 2.60% 2018	1,150	1,154
Western Gas Partners LP 3.95% 2025	3,045	3,058
Western Gas Partners LP 4.65% 2026	2,610	2,736
Williams Companies, Inc. 3.70% 2023	20,055	19,948
Williams Partners LP 4.00% 2025	9,087	9,350
Williams Partners LP 3.75% 2027	5,545	5,556

The Income Fund of America — Page 9 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Woodside Finance Ltd. 4.60% 20215	$18,935	$20,092
WPX Energy Inc. 6.00% 2022	18,925	19,540
		2,503,767
Consumer discretionary1.93%
21st Century Fox America, Inc. 4.95% 2045	415	457
American Axle & Manufacturing Holdings, Inc. 6.25% 20255	2,205	2,202
American Axle & Manufacturing Holdings, Inc. 6.50% 20275	13,250	13,167
American Honda Finance Corp. 1.20% 2019	11,000	10,911
American Honda Finance Corp. 2.25% 2019	8,500	8,586
American Honda Finance Corp. 1.65% 2021	8,850	8,698
Bayerische Motoren Werke AG 2.15% 20205	2,000	2,017
Bayerische Motoren Werke AG 2.00% 20215	2,000	1,993
Bayerische Motoren Werke AG 2.25% 20235	1,000	978
Boyd Gaming Corp. 6.875% 2023	16,125	17,395
Burger King Corp. 6.00% 20225	26,025	26,923
Cablevision Systems Corp. 7.75% 2018	20,800	21,580
Cablevision Systems Corp. 8.00% 2020	20,000	22,470
Cablevision Systems Corp. 6.75% 2021	24,749	27,611
Cablevision Systems Corp. 5.50% 20275	4,125	4,403
Carnival Corp. 3.95% 2020	11,290	12,023
CBS Outdoor Americas Inc. 5.25% 20223	26,000	27,007
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	11,045	11,403
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	9,715	10,403
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	19,175	20,644
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 20265	14,350	15,287
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20265	68,675	73,997
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20275	11,250	11,658
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 20285	3,750	3,669
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	4,475	5,301
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 20475	7,845	8,174
Cengage Learning Acquisitions, Inc., Term Loan B, (3-month USD-LIBOR + 4.25%) 5.474% 20238,9,10	19,794	18,755
Cengage Learning Acquisitions, Inc. 9.50% 20245	6,400	5,600
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	81,860	82,679
Comcast Corp. 3.30% 2027	1,500	1,532
Comcast Corp. 6.45% 2037	25,000	33,503
Comcast Corp. 4.75% 2044	9,855	11,011
Cumulus Media Holdings Inc. 7.75% 2019	34,160	10,333
Cumulus Media Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.49% 20208,9,10	27,424	22,152
DaimlerChrysler North America Holding Corp. 1.375% 20175	8,585	8,585
DaimlerChrysler North America Holding Corp. 1.50% 20195	11,000	10,912
DaimlerChrysler North America Holding Corp. 2.25% 20195	14,000	14,089
DaimlerChrysler North America Holding Corp. 2.25% 20205	8,660	8,699
DaimlerChrysler North America Holding Corp. 2.00% 20215	9,725	9,570
DaimlerChrysler North America Holding Corp. 3.30% 20255	2,000	2,029
DaimlerChrysler North America Holding Corp. 3.45% 20275	2,735	2,802
DaimlerChrysler North America Holding Corp. 8.50% 2031	2,000	3,020
DISH DBS Corp. 4.25% 2018	16,575	16,803
DISH DBS Corp. 7.875% 2019	1,425	1,578
Dollar Tree Inc. 5.25% 2020	4,025	4,146
Dollar Tree Inc. 5.75% 2023	26,550	28,243
Federated Department Stores, Inc. 6.90% 2029	7,185	7,809
Ford Motor Co. 4.346% 2026	2,000	2,071
Ford Motor Credit Co. 2.145% 2018	8,170	8,185

The Income Fund of America — Page 10 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
Ford Motor Credit Co. 2.375% 2018	$10,905	$10,937
Ford Motor Credit Co. 2.597% 2019	7,270	7,343
Ford Motor Credit Co. 2.943% 2019	9,000	9,131
Ford Motor Credit Co. 3.157% 2020	10,000	10,232
Ford Motor Credit Co. 3.20% 2021	3,620	3,693
Ford Motor Credit Co. 3.219% 2022	16,000	16,261
Ford Motor Credit Co. 4.375% 2023	8,850	9,372
Ford Motor Credit Co. 3.664% 2024	7,000	7,035
Ford Motor Credit Co. 4.134% 2025	5,000	5,133
Ford Motor Credit Co. 5.291% 2046	9,000	9,328
Gannett Co., Inc. 5.125% 2019	7,925	8,064
Gannett Co., Inc. 4.875% 20215	2,025	2,088
General Motors Co. 5.20% 2045	4,000	4,016
General Motors Co. 6.75% 2046	13,230	15,892
General Motors Financial Co. 6.75% 2018	2,760	2,872
General Motors Financial Co. 2.35% 2019	18,500	18,577
General Motors Financial Co. 3.50% 2019	8,795	9,011
General Motors Financial Co. 3.70% 2020	2,725	2,823
General Motors Financial Co. 3.20% 2021	10,250	10,426
General Motors Financial Co. 4.375% 2021	21,275	22,530
General Motors Financial Co. 3.45% 2022	33,990	34,686
General Motors Financial Co. 3.45% 2022	3,000	3,063
General Motors Financial Co. 4.00% 2026	8,116	8,113
General Motors Financial Co. 6.60% 2036	13,260	15,687
Hanesbrands Inc. 4.625% 20245	1,125	1,155
Hanesbrands Inc. 4.875% 20265	14,180	14,534
Home Depot, Inc. 1.80% 2020	4,575	4,600
Home Depot, Inc. 5.95% 2041	12,500	16,460
Home Depot, Inc. 3.90% 2047	1,500	1,519
Hyundai Capital America 2.00% 20195	5,070	5,038
Hyundai Capital America 2.55% 20205	830	834
Hyundai Capital America 2.60% 20205	2,250	2,260
Hyundai Capital America 3.00% 20205	2,000	2,025
Hyundai Capital America 2.45% 20215	14,000	13,900
Hyundai Capital America 3.10% 20225	9,720	9,789
iHeartCommunications, Inc. 9.00% 2019	42,810	34,730
iHeartCommunications, Inc. 10.625% 2023	10,020	7,515
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 6.75%) 7.984% 20198,9,10	16,600	13,550
International Game Technology 6.25% 20225	14,000	15,400
Limited Brands, Inc. 8.50% 2019	16,105	17,836
Limited Brands, Inc. 7.00% 2020	21,271	23,478
Limited Brands, Inc. 6.625% 2021	23,754	26,070
Limited Brands, Inc. 6.875% 2035	23,085	22,277
Lowe’s Companies, Inc. 3.10% 2027	3,000	3,016
Lowe’s Companies, Inc. 4.05% 2047	2,000	2,051
McDonald’s Corp. 2.625% 2022	7,445	7,550
McDonald’s Corp. 3.70% 2026	1,355	1,420
McDonald’s Corp. 3.50% 2027	2,500	2,564
McDonald’s Corp. 4.875% 2045	2,165	2,443
McDonald’s Corp. 4.45% 2047	1,500	1,593
MDC Partners Inc. 6.50% 20245	2,725	2,752
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021	17,225	17,720
Melco International Development Ltd. 4.875% 20255	20,150	20,052
Meritage Homes Corp. 5.125% 20275	9,650	9,807

The Income Fund of America — Page 11 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
MGM Resorts International 6.75% 2020	$7,350	$8,177
MGM Resorts International 7.75% 2022	17,000	20,016
MHGE Parent LLC/Finance 8.50% 20195,11	3,975	3,995
Michaels Stores, Inc. 5.875% 20205	11,625	11,945
Myriad International Holdings 6.00% 20205	45,655	49,558
Myriad International Holdings 6.00% 2020	25,705	27,903
Myriad International Holdings 5.50% 2025	6,140	6,666
NBC Universal Enterprise, Inc. (3-month USD-LIBOR + 0.685%) 1.989% 20185,10	8,625	8,665
NBC Universal Enterprise, Inc. 5.25% 20495	37,105	39,795
Needle Merger Sub Corp. 8.125% 20195	262	262
Neiman Marcus Group LTD Inc. 8.00% 20215	24,880	13,871
Neiman Marcus Group LTD Inc. 8.75% 20215,11	14,555	7,205
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.474% 20208,9,10	36,145	27,049
Newell Rubbermaid Inc. 2.60% 2019	1,211	1,225
Newell Rubbermaid Inc. 3.15% 2021	22,180	22,828
Newell Rubbermaid Inc. 3.85% 2023	11,335	12,032
Newell Rubbermaid Inc. 4.20% 2026	15,600	16,723
Newell Rubbermaid Inc. 5.50% 2046	42,425	51,200
NMG Finco PLC 5.75% 20225	1,335	1,373
Petsmart, Inc. 7.125% 20235	47,575	43,115
Petsmart, Inc. 5.875% 20255	19,925	19,240
Petsmart, Inc. 8.875% 20255	26,630	25,199
Playa Resorts Holding BV 8.00% 20205	18,544	19,378
President & Fellows of Harvard College 3.619% 2037	10,000	10,384
RCI Banque 3.50% 20185	14,650	14,808
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	44,775	45,894
Sally Holdings LLC and Sally Capital Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 4.50% 20248,9	9,350	9,373
Schaeffler Verwaltungs 4.125% 20215,11	4,325	4,422
Schaeffler Verwaltungs 4.50% 20235,11	1,250	1,291
Scientific Games Corp. 7.00% 20225	7,025	7,499
Sirius XM Radio Inc 3.875% 20225	5,875	6,022
Sotheby’s Holdings, Inc. 5.25% 20225	9,160	9,412
Standard Pacific Corp. 8.375% 2021	3,155	3,711
Starbucks Corp. 4.30% 2045	1,500	1,635
Tenneco Inc. 5.00% 2026	4,725	4,819
Thomson Reuters Corp. 1.65% 2017	4,350	4,352
Thomson Reuters Corp. 4.30% 2023	1,285	1,381
Thomson Reuters Corp. 5.65% 2043	1,425	1,683
TI Automotive Ltd. 8.75% 20235	13,640	14,492
Time Warner Cable Inc. 6.75% 2018	18,630	19,451
Time Warner Cable Inc. 5.00% 2020	35,000	37,285
Time Warner Inc. 4.75% 2021	15,000	16,224
Toyota Motor Credit Corp. 1.45% 2018	2,000	2,001
Toyota Motor Credit Corp. 1.70% 2019	2,000	2,005
Toyota Motor Credit Corp. 2.15% 2020	13,000	13,107
Toyota Motor Credit Corp. 2.60% 2022	7,140	7,294
Toyota Motor Credit Corp. 3.20% 2027	1,330	1,357
Univision Communications Inc. 6.75% 20225	1,500	1,562
Univision Communications Inc. 5.125% 20235	3,350	3,425
Univision Communications Inc. 5.125% 20255	1,305	1,312
Univision Communications Inc., Term Loan C5, (3-month USD-LIBOR + 2.75%) 3.984% 20248,9,10	16,691	16,642
Warner Music Group 5.625% 20225	9,694	10,118
Warner Music Group 6.75% 20225	5,900	6,210
Warner Music Group 5.00% 20235	2,600	2,701

The Income Fund of America — Page 12 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
Warner Music Group 4.875% 20245	$4,650	$4,801
WPP Finance 2010 3.75% 2024	2,000	2,052
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20235	14,363	14,578
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 20255	15,900	16,771
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 20275	16,000	16,400
Wynn Macau, Ltd. 5.25% 20215	39,975	40,874
ZF Friedrichshafen AG 4.00% 20205	5,065	5,211
ZF Friedrichshafen AG 4.50% 20225	7,795	8,214
ZF Friedrichshafen AG 4.75% 20255	13,500	14,175
		2,075,682
Health care1.82%
Abbott Laboratories 2.80% 2020	9,100	9,279
Abbott Laboratories 2.90% 2021	26,060	26,566
Abbott Laboratories 3.40% 2023	9,070	9,351
Abbott Laboratories 3.75% 2026	25,385	26,224
Abbott Laboratories 4.75% 2036	2,290	2,503
Abbott Laboratories 4.90% 2046	9,740	10,809
AbbVie Inc. 2.30% 2021	14,335	14,357
AbbVie Inc. 2.90% 2022	7,200	7,342
AbbVie Inc. 3.20% 2022	2,675	2,759
AbbVie Inc. 3.60% 2025	10,000	10,346
AbbVie Inc. 3.20% 2026	15,275	15,305
AbbVie Inc. 4.50% 2035	5,705	6,106
AbbVie Inc. 4.30% 2036	1,080	1,128
AbbVie Inc. 4.45% 2046	19,140	20,052
Aetna Inc. 1.70% 2018	18,275	18,296
Allergan PLC 3.00% 2020	14,890	15,245
Allergan PLC 3.45% 2022	20,180	21,010
Allergan PLC 3.80% 2025	31,540	32,916
Allergan PLC 4.55% 2035	11,250	12,086
Allergan PLC 4.75% 2045	3,484	3,818
Amgen Inc. 1.85% 2021	5,745	5,668
Amgen Inc. 2.65% 2022	10,000	10,130
Amgen Inc. 2.70% 2022	5,100	5,166
Amgen Inc. 4.40% 2045	5,305	5,599
AstraZeneca PLC 2.375% 2022	5,250	5,247
Baxalta Inc. 4.00% 2025	10,140	10,691
Bayer AG 2.375% 20195	4,810	4,862
Becton, Dickinson and Co. 2.675% 2019	3,136	3,187
Becton, Dickinson and Co. 2.894% 2022	21,015	21,149
Becton, Dickinson and Co. 3.363% 2024	12,310	12,468
Becton, Dickinson and Co. 3.70% 2027	21,120	21,374
Boston Scientific Corp. 2.85% 2020	7,875	7,998
Boston Scientific Corp. 6.00% 2020	5,375	5,870
Boston Scientific Corp. 3.375% 2022	4,300	4,454
Boston Scientific Corp. 3.85% 2025	5,000	5,217
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,000	999
Celgene Corp. 3.625% 2024	7,000	7,333
Celgene Corp. 5.00% 2045	5,185	5,928
Centene Corp. 5.625% 2021	29,717	30,980
Centene Corp. 4.75% 2022	54,733	58,017
Centene Corp. 6.125% 2024	8,800	9,592
Centene Corp. 4.75% 2025	24,615	25,723

The Income Fund of America — Page 13 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
Community Health Systems Inc. 5.125% 2021	$8,130	$8,211
Community Health Systems Inc. 6.25% 2023	14,025	14,411
Concordia Healthcare Corp, Term Loan B, (3-month USD-LIBOR + 4.25%) 5.501% 20218,9,10	30,921	23,249
Concordia Healthcare Corp. 9.50% 20225	28,293	5,800
Concordia Healthcare Corp. 7.00% 20235	28,169	5,141
DaVita HealthCare Partners Inc. 5.125% 2024	20,119	20,723
DaVita HealthCare Partners Inc. 5.00% 2025	16,190	16,470
DJO Finance LLC 10.75% 2020	7,273	6,291
DJO Finance LLC 8.125% 20215	35,460	33,598
Eagle Holding Co II LLC 7.625% 20225,11	325	339
EMD Finance LLC 2.40% 20205	22,050	22,224
EMD Finance LLC 2.95% 20225	18,600	19,014
EMD Finance LLC 3.25% 20255	29,900	30,241
Endo International PLC 5.75% 20225	22,331	20,734
Endo International PLC 6.00% 20235	18,275	15,934
Endo Finance LLC & Endo Finco Inc. 6.00% 20255	14,235	12,066
HCA Inc. 3.75% 2019	16,657	17,094
HCA Inc. 6.50% 2020	21,805	23,877
HCA Inc. 4.75% 2023	580	612
HCA Inc. 5.00% 2024	2,080	2,213
HCA Inc. 5.375% 2025	50,000	53,331
HCA Inc. 5.25% 2026	14,150	15,348
HCA Inc. 4.50% 2027	4,625	4,745
Healthsouth Corp. 5.75% 2024	5,425	5,547
Healthsouth Corp. 5.75% 2025	13,097	13,555
Humana Inc. 3.85% 2024	4,400	4,634
Humana Inc. 3.95% 2027	1,425	1,499
Humana Inc. 4.95% 2044	12,345	14,154
IMS Health Holdings, Inc. 5.00% 20265	29,070	30,524
inVentiv Health, Inc. 7.50% 20245	9,625	10,588
inVentiv Health, Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 4.952% 20238,9,10	26,376	26,465
Kindred Healthcare, Inc. 8.00% 2020	9,430	9,524
Kinetic Concepts, Inc. 7.875% 20215	2,925	3,101
Kinetic Concepts, Inc. 12.50% 20215	23,810	26,846
Laboratory Corporation of America Holdings 4.70% 2045	885	924
Mallinckrodt PLC 4.875% 20205	21,385	21,385
Mallinckrodt PLC 5.75% 20225	2,060	2,021
Mallinckrodt PLC 5.625% 20235	15,430	14,851
McKesson Corp. 2.284% 2019	4,870	4,911
MEDNAX, Inc. 5.25% 20235	9,580	9,891
Medtronic, Inc. 4.375% 2035	5,903	6,558
Medtronic, Inc. 4.625% 2045	11,610	13,239
Merck & Co., Inc. 1.10% 2018	6,710	6,703
Molina Healthcare, Inc. 5.375% 2022	50,718	54,268
Molina Healthcare, Inc. 4.875% 20255	22,435	22,884
Novartis Capital Corp. 2.40% 2022	10,500	10,624
Pfizer Inc. 7.20% 2039	1,353	2,069
Quintiles Transnational Corp. 4.875% 20235	26,495	27,621
Roche Holdings, Inc. 2.875% 20215	15,000	15,420
Roche Holdings, Inc. 3.35% 20245	5,000	5,222
Roche Holdings, Inc. 2.375% 20275	11,810	11,298
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)1,3,8,9,10,11,12	25,856	25,591
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 4.25%) 5.55% 20181,3,8,9,10,12	11,646	11,588
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 8.75%) 10.00% 20191,3,8,9,10,12	9,200	9,154

The Income Fund of America — Page 14 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
Shire PLC 2.40% 2021	$32,865	$32,752
Shire PLC 2.875% 2023	13,520	13,527
Shire PLC 3.20% 2026	12,440	12,271
Tenet Healthcare Corp. 4.375% 2021	27,595	28,216
Tenet Healthcare Corp. 8.125% 2022	1,864	2,008
Tenet Healthcare Corp. 6.75% 2023	10,391	10,313
Tenet Healthcare Corp. 4.625% 20245	27,606	27,537
Tenet Healthcare Corp. 5.125% 20255	863	871
Tenet Healthcare Corp., First Lien, 4.75% 2020	15,070	15,692
Tenet Healthcare Corp., First Lien, 6.00% 2020	73,535	78,958
Tenet Healthcare Corp., First Lien, 4.50% 2021	20,490	20,951
Teva Pharmaceutical Finance Company BV 1.40% 2018	15,425	15,377
Teva Pharmaceutical Finance Company BV 1.70% 2019	15,730	15,652
Teva Pharmaceutical Finance Company BV 2.20% 2021	28,990	28,608
Teva Pharmaceutical Finance Company BV 2.80% 2023	9,460	9,297
Teva Pharmaceutical Finance Company BV 3.15% 2026	23,000	22,041
Teva Pharmaceutical Finance Company BV 4.10% 2046	21,755	19,896
Thermo Fisher Scientific Inc. 2.40% 2019	6,000	6,051
Thermo Fisher Scientific Inc. 4.15% 2024	4,000	4,290
UnitedHealth Group Inc. 1.40% 2017	6,500	6,499
UnitedHealth Group Inc. 3.75% 2025	5,710	6,077
VPI Escrow Corp. 6.75% 20185	6,775	6,785
VPI Escrow Corp. 6.375% 20205	73,214	71,567
VPI Escrow Corp. 7.50% 20215	5,665	5,523
VPI Escrow Corp. 6.50% 20225	450	476
VPI Escrow Corp. 7.00% 20245	850	907
VRX Escrow Corp. 5.375% 20205	32,465	31,613
VRX Escrow Corp. 5.875% 20235	16,255	14,061
VRX Escrow Corp. 6.125% 20255	75,599	64,637
WellCare Health Plans, Inc. 5.25% 2025	8,080	8,585
WellPoint, Inc. 2.30% 2018	1,370	1,379
WellPoint, Inc. 2.25% 2019	12,500	12,598
Zimmer Holdings, Inc. 2.00% 2018	4,640	4,649
Zimmer Holdings, Inc. 2.70% 2020	10,770	10,907
Zimmer Holdings, Inc. 3.15% 2022	18,860	19,209
		1,957,255
Financials1.77%
ACE INA Holdings Inc. 2.30% 2020	4,485	4,538
ACE INA Holdings Inc. 2.875% 2022	9,345	9,604
ACE INA Holdings Inc. 3.35% 2026	1,955	2,026
ACE INA Holdings Inc. 4.35% 2045	1,395	1,540
Ally Financial Inc. 8.00% 2031	6,664	8,305
American Express Co. 6.15% 2017	12,610	12,651
American Express Credit Co. 1.55% 2017	4,525	4,526
Australia & New Zealand Banking Group Ltd. 2.625% 2022	10,500	10,550
Banco Santander, SA 3.70% 20225	10,500	10,673
Bank of America Corp. (3-month USD-LIBOR + 0.61%) 1.799% 201710	6,544	6,546
Bank of America Corp. 5.75% 2017	8,100	8,212
Bank of America Corp. 5.625% 2020	9,000	9,870
Bank of America Corp. 5.00% 2021	3,500	3,831
Bank of America Corp. 2.816% 2023	12,725	12,725
Bank of America Corp. 3.124% 2023	10,500	10,695
Bank of America Corp. 3.593% 2028	23,487	23,603

The Income Fund of America — Page 15 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
Bank of America Corp. 3.824% 2028	$6,047	$6,182
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)	26,211	27,414
Barclays Bank PLC 3.25% 2021	8,600	8,784
Barclays Bank PLC 3.65% 2025	4,500	4,521
BB&T Corp. 2.45% 2020	19,000	19,301
Berkshire Hathaway Inc. 2.90% 2020	6,000	6,200
Berkshire Hathaway Inc. 2.20% 2021	1,790	1,809
BPCE SA group 5.70% 20235	21,170	23,751
BPCE SA group 5.15% 20245	4,000	4,308
CIT Group Inc. 3.875% 2019	72,805	74,716
CIT Group Inc., Series C, 5.50% 20195	4,560	4,796
Citigroup Inc. 2.05% 2019	10,500	10,524
Citigroup Inc. 8.50% 2019	4,894	5,457
Citigroup Inc. 2.35% 2021	13,000	12,948
Citigroup Inc. 2.70% 2021	10,500	10,628
Citigroup Inc. 2.90% 2021	20,500	20,811
Citigroup Inc. 3.20% 2026	15,096	14,759
Citigroup Inc., Series P, 5.95% (undated)	14,683	15,788
Citigroup Inc., Series A, junior subordinated 5.95% (undated)	13,295	14,408
CNA Financial Corp. 3.95% 2024	5,000	5,218
Crédit Agricole SA 3.375% 20225	7,975	8,184
Credit Suisse Group AG 3.45% 2021	8,750	9,035
Credit Suisse Group AG 3.80% 2023	14,925	15,573
Danske Bank AS 2.00% 20215	8,680	8,563
Danske Bank AS 2.70% 20225	13,625	13,777
Goldman Sachs Group, Inc. 2.55% 2019	16,200	16,422
Goldman Sachs Group, Inc. 2.60% 2020	7,900	8,005
Goldman Sachs Group, Inc. 5.25% 2021	3,000	3,307
Goldman Sachs Group, Inc. 5.75% 2022	20,000	22,572
Goldman Sachs Group, Inc. 2.905% 2023	40,565	40,653
Goldman Sachs Group, Inc. 2.908% 2023	10,500	10,528
Goldman Sachs Group, Inc. 3.691% 2028	26,414	26,610
Goldman Sachs Group, Inc. 5.30% (undated)	9,875	10,556
HBOS PLC 6.75% 20185	17,300	17,943
HSBC Holdings PLC 2.95% 2021	14,000	14,272
HSBC Holdings PLC 3.262% 2023	10,500	10,760
HSBC Holdings PLC 4.25% 2024	9,000	9,419
HSBC Holdings PLC 4.041% 2028	8,000	8,389
Icahn Enterprises Finance Corp. 6.25% 2022	5,850	6,104
Intercontinentalexchange, Inc. 2.50% 2018	12,000	12,112
Intesa Sanpaolo SpA 3.125% 20225	11,300	11,388
Intesa Sanpaolo SpA 5.017% 20245	36,455	37,257
iStar Financial Inc. 4.00% 2017	28,625	28,668
iStar Financial Inc. 4.875% 2018	11,575	11,662
JPMorgan Chase & Co. 2.25% 2020	10,000	10,079
JPMorgan Chase & Co. 2.55% 2020	11,150	11,314
JPMorgan Chase & Co. 2.40% 2021	14,000	14,050
JPMorgan Chase & Co. 3.54% 2028	18,500	18,686
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated)	36,425	38,210
JPMorgan Chase & Co., Series-S, junior subordinated, perpetual, 6.75% (undated)	25,901	29,702
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	74,825	77,724
Keybank National Association 2.50% 2019	9,000	9,131
Leucadia National Corp. 5.50% 2023	13,255	14,300
Liberty Mutual Group Inc. 4.25% 20235	4,400	4,729

The Income Fund of America — Page 16 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
Liberty Mutual Group Inc., Series A, 7.80% 20875	$19,415	$24,414
Lloyds Banking Group PLC 3.00% 2022	6,000	6,071
Lloyds Banking Group PLC 4.582% 2025	7,000	7,297
MetLife Global Funding I 2.30% 20195	8,435	8,522
MetLife Global Funding I 2.00% 20205	5,135	5,129
MetLife Global Funding I 2.50% 20205	4,000	4,041
MetLife, Inc. 7.875% 20675	14,430	19,426
Metropolitan Life Global Funding I, 3.45% 20265	1,830	1,892
Mitsubishi UFJ Financial Group, Inc. 2.19% 2021	11,000	10,892
Mitsubishi UFJ Financial Group, Inc. 2.665% 2022	10,500	10,518
Mitsubishi UFJ Financial Group, Inc. 2.998% 2022	6,875	7,007
Morgan Stanley 2.50% 2021	10,500	10,542
Morgan Stanley (3-month USD-LIBOR + 1.18%) 2.487% 202210	39,997	40,416
Morgan Stanley 2.75% 2022	10,500	10,525
Morgan Stanley, (3-month USD-LIBOR + 1.22%) 2.373% 202410	12,800	12,894
Morgan Stanley 3.875% 2026	11,000	11,389
Morgan Stanley 3.625% 2027	15,150	15,347
National Australia Bank Ltd. 2.50% 2022	10,500	10,492
Nationwide Mutual Insurance Co. (3-month USD-LIBOR + 2.29%) 3.536% 20245,10	8,150	8,162
Navient Corp. 4.875% 2019	34,210	35,407
Navient Corp. 6.50% 2022	2,775	2,965
Navient Corp. 5.50% 2023	16,705	17,121
New York Life Global Funding 1.50% 20195	1,830	1,819
New York Life Global Funding 2.10% 20195	11,000	11,076
New York Life Global Funding 1.95% 20205	1,820	1,823
New York Life Global Funding 1.70% 20215	17,500	17,086
New York Life Global Funding 2.30% 20225	5,000	4,998
PNC Bank 2.40% 2019	7,825	7,919
PNC Financial Services Group, Inc. 2.854% 2022	8,395	8,534
PNC Financial Services Group, Inc. 3.90% 2024	3,000	3,168
PNC Financial Services Group, Inc., Series O, junior subordinated 6.75% (undated)	10,250	11,544
Prudential Financial, Inc. 3.50% 2024	9,000	9,432
QBE Insurance Group Ltd. 2.40% 20185	16,910	16,931
Rabobank Nederland 2.25% 2019	8,000	8,074
Rabobank Nederland 2.50% 2021	6,525	6,603
Rabobank Nederland 2.75% 2022	2,825	2,881
Rabobank Nederland 4.625% 2023	8,000	8,703
Rabobank Nederland 4.375% 2025	9,000	9,511
RBS Capital Trust II 6.425% noncumulative trust (undated)	6,005	6,981
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)5	12,735	14,566
Skandinaviska Enskilda Banken AB 1.875% 2021	11,000	10,804
Skandinaviska Enskilda Banken AB 2.625% 2021	10,500	10,622
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% 20495	67,890	72,868
Starwood Property Trust, Inc. 5.00% 2021	9,100	9,510
Svenska Handelsbanken AB 1.875% 2021	7,270	7,172
Synovus Financial Corp. 7.875% 2019	23,506	25,540
Travelers Companies, Inc. 4.00% 2047	1,750	1,806
UBS Group AG 2.95% 20205	10,000	10,223
UBS Group AG 4.125% 20255	4,425	4,688
UniCredit SPA 3.75% 20225	20,625	21,165
UniCredit SPA 4.625% 20275	10,325	10,910
UniCredit SPA 5.861% 20325	13,825	14,527
US Bancorp. 3.70% 2024	10,000	10,590
US Bancorp. 2.375% 2026	6,000	5,719

The Income Fund of America — Page 17 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
US Bancorp. 3.15% 2027	$13,000	$13,113
Wells Fargo & Co. 2.55% 2020	4,350	4,410
Wells Fargo & Co. 2.10% 2021	10,800	10,689
Wells Fargo & Co. 2.50% 2021	15,000	15,124
Wells Fargo & Co. 4.60% 2021	45,000	48,575
Wells Fargo & Co. 2.625% 2022	23,500	23,561
Wells Fargo & Co. 3.069% 2023	10,500	10,683
Wells Fargo & Co. 3.584% 2028	15,625	15,899
Wells Fargo & Co., Series K, junior subordinated 7.98% 2049	86,566	89,812
		1,902,030
Telecommunication services1.33%
Altice NV 6.625% 20235	20,555	21,827
AT&T Inc. 2.85% 2023	14,390	14,427
AT&T Inc. 3.40% 2024	25,250	25,313
AT&T Inc. 3.90% 2027	28,390	28,427
AT&T Inc. 4.25% 2027	3,550	3,658
AT&T Inc. 8.25% 2031	2,015	2,833
AT&T Inc. 4.90% 2037	8,000	7,989
AT&T Inc. 5.25% 2037	7,000	7,358
AT&T Inc. 5.15% 2050	17,435	17,441
AT&T Inc. 5.30% 2058	1,025	1,024
British Telecommunications PLC 9.125% 2030	11,131	17,031
CenturyLink, Inc. 6.75% 2023	12,900	13,739
CenturyLink, Inc. 7.50% 2024	13,594	14,800
CenturyLink, Inc.,Term Loan B, (3-month USD-LIBOR) 2.75% 20258,9,10	19,000	18,770
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 20205	37,836	38,593
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.42% 20258,9,10	525	530
Deutsche Telekom International Finance BV 1.95% 20215	8,700	8,527
Deutsche Telekom International Finance BV 2.82% 20225	10,500	10,630
Deutsche Telekom International Finance BV 3.60% 20275	5,000	5,084
Deutsche Telekom International Finance BV 9.25% 2032	12,795	20,258
Deutsche Telekom International Finance BV 4.875% 20425	2,000	2,213
France Télécom 4.125% 2021	15,000	16,067
France Télécom 9.00% 2031	5,721	8,729
Frontier Communications Corp. 8.125% 2018	1,217	1,273
Frontier Communications Corp. 8.875% 2020	8,000	8,180
Frontier Communications Corp. 9.25% 2021	22,395	21,331
Frontier Communications Corp. 8.75% 2022	1,000	882
Frontier Communications Corp. 10.50% 2022	25,650	24,175
Frontier Communications Corp. 7.125% 2023	6,225	5,136
Frontier Communications Corp. 7.625% 2024	20,000	16,400
Frontier Communications Corp. 11.00% 2025	52,336	48,018
Inmarsat PLC 4.875% 20225	27,250	27,999
Inmarsat PLC 6.50% 20245	17,075	18,484
Intelsat Jackson Holding Co. 7.25% 2020	2,325	2,244
Intelsat Jackson Holding Co. 5.50% 2023	12,125	10,518
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 9.970% 2020 (100% PIK)8,9,10,11	78,804	76,440
MetroPCS Wireless, Inc. 6.625% 2023	39,100	41,446
Numericable Group SA 6.00% 20225	12,850	13,460
Orange SA 5.50% 2044	3,000	3,604
Qwest Capital Funding, Inc. 7.625% 2021	3,900	4,119
SoftBank Group Corp. 4.50% 20205	83,420	86,131
SoftBank Group Corp. 3.36% 20235,9	21,450	21,799

The Income Fund of America — Page 18 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal?amount (000)	Value (000)
Sprint Corp. 9.00% 20185	$1,854	$2,009
Sprint Corp. 7.00% 2020	23,000	25,185
Sprint Corp. 7.25% 2021	31,155	34,504
Sprint Corp. 11.50% 2021	16,130	20,767
Sprint Corp. 7.875% 2023	18,851	21,443
Sprint Corp. 7.125% 2024	15,650	17,195
Sprint Corp. 6.875% 2028	8,600	9,396
Telefónica Emisiones, SAU 3.192% 2018	8,500	8,586
T-Mobile US, Inc. 6.375% 2025	6,650	7,174
T-Mobile US, Inc. 6.50% 2026	83,300	92,879
Trilogy International Partners, LLC 8.875% 20225	29,300	30,838
Verizon Communications Inc. 2.946% 2022	4,340	4,389
Verizon Communications Inc. 4.125% 2027	4,330	4,454
Verizon Communications Inc. 4.272% 2036	47,686	45,712
Verizon Communications Inc. 4.125% 2046	46,341	41,203
Verizon Communications Inc. 4.522% 2048	78,900	73,705
Wind Acquisition SA 4.75% 20205	75,260	76,295
Wind Acquisition SA 7.375% 20215	65,200	67,920
Windstream Holdings, Inc. 7.75% 2021	44,275	39,847
Zayo Group Holdings, Inc. 6.00% 2023	2,000	2,118
Zayo Group Holdings, Inc. 6.375% 2025	4,300	4,676
Zayo Group Holdings, Inc. 5.75% 20275	29,375	31,211
Ziggo Bond Finance BV 5.50% 20275	32,800	34,030
		1,432,443
Materials1.09%
AK Steel Holding Corp. 7.625% 2021	22,950	24,069
AK Steel Holding Corp. 7.50% 2023	2,325	2,555
AK Steel Holding Corp. 7.00% 2027	7,450	7,832
Aleris International, Inc. 7.875% 2020	12,070	11,731
Aleris International, Inc. 9.50% 20215	1,175	1,245
ArcelorMittal 6.75% 2022	22,385	25,351
ArcelorMittal 7.25% 2041	42,430	49,219
Ardagh Packaging Finance 4.25% 20225	900	927
Ardagh Packaging Finance 4.625% 20235	3,920	4,023
Ball Corp. 4.375% 2020	15,225	16,005
BWAY Holding Co., 7.25% 20255	80	84
Bway Parent Co. Inc., 5.50% 20245	410	431
CF Industries, Inc. 4.50% 20265	7,285	7,554
CF Industries, Inc. 4.95% 2043	34,160	29,292
CF Industries, Inc. 5.375% 2044	3,150	2,847
Chemours Co. 6.625% 2023	34,185	36,881
Chemours Co. 7.00% 2025	20,640	23,117
Chemours Co. 5.375% 2027	9,055	9,564
Cliffs Natural Resources Inc. 4.80% 2020	900	878
Cliffs Natural Resources Inc. 8.25% 20205	51,740	58,169
Cliffs Natural Resources Inc. 4.875% 2021	7,295	7,094
Cliffs Natural Resources Inc. 5.75% 20255	93,480	91,610
Cliffs Natural Resources Inc. 6.25% 2040	9,751	8,142
Consolidated Energy Finance SA 6.875% 20255	2,780	2,926
CRH America, Inc. 3.875% 20255	2,000	2,104
CRH America, Inc. 5.125% 20455	1,000	1,150
Dow Chemical Co. 4.125% 2021	3,300	3,547
Dow Chemical Co. 5.25% 2041	4,000	4,604

The Income Fund of America — Page 19 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal?amount (000)	Value (000)
Dow Chemical Co. 4.625% 2044	$1,200	$1,286
Eastman Chemical Co. 2.70% 2020	12,000	12,158
First Quantum Minerals Ltd. 7.00% 20215	87,617	91,341
First Quantum Minerals Ltd. 7.25% 20225	14,690	15,304
First Quantum Minerals Ltd. 7.50% 20255	65,950	67,863
FMG Resources 4.75% 20225	13,800	14,231
FMG Resources 9.75% 20225	60,895	69,341
Freeport-McMoRan Inc. 3.55% 2022	31,125	30,269
Freeport-McMoRan Inc. 3.875% 2023	7,000	6,816
Freeport-McMoRan Inc. 6.875% 2023	9,000	9,832
Georgia Gulf Corp. 4.625% 2021	25,425	26,442
Georgia-Pacific Corp. 2.539% 20195	12,000	12,150
Hexion Inc. 6.625% 2020	4,000	3,785
Holcim Ltd. 6.00% 20195	1,607	1,743
Holcim Ltd. 5.15% 20235	12,595	14,015
Huntsman Corp. 5.75% 20255	4,555	4,692
Huntsman International LLC 4.875% 2020	18,750	19,781
International Paper Co. 7.30% 2039	5,615	7,705
Kraton Corp. 7.00% 20255	5,350	5,778
LYB International Finance BV 3.50% 2027	2,500	2,509
LYB International Finance BV 4.875% 2044	900	981
LyondellBasell Industries NV 6.00% 2021	2,500	2,840
Monsanto Co. 4.40% 2044	13,090	13,521
Novelis Corp. 6.25% 20245	6,325	6,784
Novelis Corp. 5.875% 20265	17,250	18,199
Olin Corp. 5.125% 2027	11,400	11,995
Owens-Illinois, Inc. 5.00% 20225	3,360	3,564
Owens-Illinois, Inc. 5.875% 20235	12,780	14,186
Owens-Illinois, Inc. 6.375% 20255	5,225	5,901
Platform Specialty Products Corp. 10.375% 20215	19,991	22,090
Platform Specialty Products Corp. 6.50% 20225	1,645	1,715
Praxair, Inc. 2.25% 2020	6,287	6,359
Praxair, Inc. 3.00% 2021	4,500	4,644
Rayonier Advanced Materials Inc. 5.50% 20245	31,065	30,832
Reynolds Group Inc. 5.75% 2020	32,935	33,676
Reynolds Group Inc. 6.875% 20219	3,241	3,334
Rio Tinto Finance PLC 3.75% 2025	950	1,009
Rio Tinto PLC 4.125% 2042	3,415	3,548
Ryerson Inc. 11.00% 20225	57,122	65,405
Sherwin-Williams Co. 2.75% 2022	3,240	3,282
Sherwin-Williams Co. 3.45% 2027	3,960	4,043
Sherwin-Williams Co. 4.50% 2047	615	653
Smurfit Capital Funding PLC 7.50% 2025	2,425	2,922
Summit Materials, Inc. 8.50% 2022	875	989
Summit Materials, Inc. 6.125% 2023	9,325	9,815
Teck Resources Ltd. 5.20% 2042	1,000	981
Tembec Industries Inc. 9.00% 20195	6,639	6,876
United States Steel Corp. 7.375% 2020	15,218	16,607
United States Steel Corp. 8.375% 20215	3,500	3,881
Vale Overseas Ltd. 5.875% 2021	3,670	4,014
Vale Overseas Ltd. 4.375% 2022	1,305	1,350

The Income Fund of America — Page 20 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal?amount (000)	Value (000)
Vale SA 6.25% 2026	$8,230	$9,168
Zekelman Industries Inc. 9.875% 20235	7,685	8,722
		1,173,878
Utilities0.95%
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 20175	2,000	2,022
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 20235	2,000	2,019
AES Corp. 8.00% 2020	16,175	18,642
AES Corp. 7.375% 2021	32,130	36,869
AES Corp. 4.875% 2023	2,000	2,055
AES Corp. 5.50% 2024	6,500	6,825
AES Corp. 5.50% 2025	28,325	29,812
AES Corp. 6.00% 2026	13,760	14,844
American Electric Power Co., Inc. 2.95% 2022	12,065	12,298
American Electric Power Co., Inc. 4.45% 2045	3,385	3,655
Berkshire Hathaway Energy Co. 2.40% 2020	7,749	7,807
Calpine Corp. 6.00% 20225	3,425	3,545
Calpine Corp. 5.375% 2023	21,925	21,377
Calpine Corp. 5.875% 20245	11,720	12,130
Calpine Corp. 5.25% 20265	25,870	25,482
CMS Energy Corp. 8.75% 2019	8,070	9,044
CMS Energy Corp. 6.25% 2020	13,523	14,854
CMS Energy Corp. 5.05% 2022	15,980	17,580
CMS Energy Corp. 3.00% 2026	20,000	19,719
CMS Energy Corp. 2.95% 2027	4,486	4,359
CMS Energy Corp. 3.45% 2027	280	285
CMS Energy Corp. 4.875% 2044	1,005	1,130
Colbun SA 6.00% 20205	2,000	2,165
Colbun SA 4.50% 20245	1,500	1,582
Comision Federal de Electricidad 4.875% 20245	2,000	2,135
Comision Federal de Electricidad 4.75% 20275	370	383
Consumers Energy Co. 3.375% 2023	360	379
Consumers Energy Co. 3.125% 2024	2,520	2,570
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	13,400	14,774
Duke Energy Corp. 1.80% 2021	3,845	3,785
Duke Energy Indiana, Inc. 4.90% 2043	14,785	17,152
Duke Energy Progress Inc. 4.15% 2044	3,935	4,156
Dynegy Finance Inc. 6.75% 2019	18,660	19,395
Dynegy Finance Inc. 7.375% 2022	15,980	16,240
Dynegy Finance Inc. 7.625% 2024	13,970	13,900
E.ON International Finance BV 5.80% 20185	15,000	15,431
EDP Finance BV 4.125% 20205	6,000	6,227
EDP Finance BV 5.25% 20215	22,500	24,230
EDP Finance BV 3.625% 20245	23,375	23,476
Electricité de France SA 3.625% 20255	780	807
Electricité de France SA 6.95% 20395	8,000	10,724
Electricité de France SA 4.875% 20445	1,886	2,026
Electricité de France SA 4.95% 20455	114	125
Electricité de France SA 5.25% 20495	3,500	3,631
Emera Inc. 6.75% 2076	45,424	52,010
Emera US Finance LP 2.15% 2019	3,975	3,987
Emera US Finance LP 2.70% 2021	2,505	2,523
Emera US Finance LP 3.55% 2026	3,300	3,353
Empresa Nacional de Electricidad SA 4.25% 2024	900	947

The Income Fund of America — Page 21 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal?amount (000)	Value (000)
Enel Finance International SA 2.875% 20225	$10,750	$10,879
Enel Finance International SA 3.625% 20275	10,750	10,876
Enel Finance International SA 6.00% 20395	3,000	3,690
Enel Società per Azioni 8.75% 20735	12,000	14,490
Entergy Corp. 4.00% 2022	1,850	1,966
Entergy Corp. 5.59% 2024	1,221	1,420
Entergy Corp. 2.40% 2026	5,000	4,771
Entergy Corp. 3.12% 2027	2,410	2,428
Entergy Louisiana, LLC 3.30% 2022	4	4
Eversource Energy 2.375% 2022	2,824	2,822
Eversource Energy 2.80% 2023	3,738	3,767
Eversource Energy 3.20% 2027	5,298	5,381
Exelon Corp. 3.497% 2022	26,834	27,833
Exelon Corp. 3.40% 2026	6,035	6,123
FirstEnergy Corp. 2.85% 2022	2,985	2,993
FirstEnergy Corp. 3.90% 2027	26,150	26,473
FirstEnergy Corp. 4.85% 2047	17,385	17,879
FirstEnergy Corp., Series B, 4.25% 2023	31,465	33,586
Iberdrola Finance Ireland 5.00% 20195	1,060	1,123
Israel Electric Corp. Ltd. 8.10% 20965	4,905	6,229
MidAmerican Energy Co. 2.40% 2019	9,000	9,104
MidAmerican Energy Holdings Co. 5.75% 2018	10,000	10,272
Mississippi Power Co. 4.25% 2042	14,000	13,546
National Rural Utilities Cooperative Finance Corp. 2.95% 2024	6,000	6,088
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	12,000	12,007
New York State Electric & Gas Corp. 3.25% 20265	3,000	3,039
Niagara Mohawk Power Corp. 3.508% 20245	3,150	3,269
Niagara Mohawk Power Corp. 4.278% 20345	2,000	2,133
Northern States Power Co. 4.125% 2044	11,000	11,615
Northern States Power Co., First Mortgage Bonds, 2.60% 2023	4,101	4,126
NRG Energy, Inc. 6.25% 2022	37,375	39,477
NRG Energy, Inc. 6.625% 2023	2,000	2,073
NRG Energy, Inc. 7.25% 2026	6,625	7,039
NRG Energy, Inc. 6.625% 2027	6,935	7,160
NV Energy, Inc 6.25% 2020	1,840	2,071
Ohio Power Co., Series G, 6.60% 2033	2,090	2,700
Ohio Power Co., Series D, 6.60% 2033	353	450
Pacific Gas and Electric Co. 3.25% 2023	10,182	10,561
Pacific Gas and Electric Co. 3.85% 2023	13,049	13,871
Pacific Gas and Electric Co. 3.40% 2024	7,207	7,494
Pacific Gas and Electric Co. 3.75% 2024	602	636
Pacific Gas and Electric Co. 3.30% 2027	2,575	2,646
Pacific Gas and Electric Co. 4.30% 2045	1,900	2,073
PacifiCorp., First Mortgage Bonds, 5.65% 2018	5,500	5,707
Progress Energy, Inc. 7.00% 2031	8,000	10,845
Progress Energy, Inc. 7.75% 2031	5,000	7,118
Public Service Co. of Colorado 5.125% 2019	1,800	1,905
Public Service Co. of Colorado 2.50% 2023	30	30
Public Service Electric and Gas Co., 2.375% 2023	406	404
Public Service Enterprise Group Inc. 2.00% 2021	10,000	9,808
Puget Energy, Inc. 6.50% 2020	6,317	7,095
Puget Energy, Inc. 6.00% 2021	3,945	4,468
Puget Energy, Inc. 5.625% 2022	7,652	8,600
Puget Energy, Inc. 3.65% 2025	884	887

The Income Fund of America — Page 22 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal?amount (000)	Value (000)
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	$1,908	$1,975
Southern California Edison Co., 1.845% 20229	5,946	5,890
State Grid Overseas Investment Ltd. 3.50% 20275	2,000	2,007
Talen Energy Corp. 6.50% 2018	11,905	12,203
Talen Energy Corp. 4.625% 20195	20,824	20,616
Tampa Electric Co. 2.60% 2022	2,399	2,406
Tampa Electric Co. 4.35% 2044	8,330	8,653
Teco Finance, Inc. 5.15% 2020	11,553	12,370
Veolia Environnement 6.75% 2038	500	657
Virginia Electric and Power Co. 2.75% 2023	1,560	1,577
Virginia Electric and Power Co. 3.45% 2024	560	580
Virginia Electric and Power Co. 3.10% 2025	2,625	2,648
Virginia Electric and Power Co., Series B, 5.95% 2017	4,500	4,525
Xcel Energy Inc. 4.70% 2020	18	19
Xcel Energy Inc. 6.50% 2036	8,000	10,616
		1,016,258
Industrials0.90%
ABB Finance (USA) Inc. 2.875% 2022	1,000	1,026
Airbus Group SE 2.70% 20235	885	894
Allison Transmission Holdings, Inc. 5.00% 20245	15,075	15,640
American Airlines, Inc., 5.50% 20195	3,350	3,536
American Airlines, Inc., Series 2013-2, Class A, 4.95% 20249	6,821	7,348
APX Group, Inc. 7.625% 20235	1,890	1,933
ARAMARK Corp. 5.125% 2024	19,525	20,786
Associated Materials, LLC 9.00% 20245	49,385	53,706
Avis Budget Group, Inc. 5.50% 2023	4,690	4,731
Bohai Financial Investment Holding Co., Ltd. 5.25% 20225	14,200	14,502
Bohai Financial Investment Holding Co., Ltd. 5.50% 20245	8,250	8,420
Brand Energy 8.5% 20255	10,155	10,841
Builders FirstSource, Inc. 10.75% 20235	5,200	6,006
Builders FirstSource, Inc. 5.625% 20245	14,755	15,548
CEVA Group PLC 7.00% 20213,5	2,250	2,166
CEVA Group PLC 9.00% 20213,5	1,050	916
CEVA Group PLC, Apollo Global Securities LLC LOC, (3-month USD-LIBOR + 5.50%) 6.50% 20213,8,9,10	2,527	2,378
CEVA Logistics Canada, ULC, Term Loan, (3-month USD-LIBOR + 5.50%) 6.814% 20213,8,9,10	444	418
CEVA Logistics Holdings BV, Term Loan, (3-month USD-LIBOR + 5.50%) 6.814% 20213,8,9,10	2,578	2,426
CEVA Logistics U.S. Holdings Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 6.814% 20213,8,9,10	3,555	3,347
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20199	319	321
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20199	117	119
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20199	61	64
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20209	6,462	6,737
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 20209	20	20
Continental Airlines, Inc., Series 1999-2, Class A1, 7.256% 20219	204	216
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20219	1	1
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 20229	633	668
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20229	4,612	4,852
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 20229	993	1,077
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 20229	2,197	2,433
Corporate Risk Holdings LLC 9.50% 20193,5	45,000	48,038
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)1,3,5,11	16,194	17,328
DAE Aviation Holdings, Inc. 10.00% 20235	35,555	39,555
Deck Chassis Acquisition Inc. 10.00% 20235	24,975	27,972
Delta Air Lines, Inc., Series 2002-1, Class G1, MBIA insured, 6.718% 20249	4,184	4,723

The Income Fund of America — Page 23 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal?amount (000)	Value (000)
ERAC USA Finance Co. 5.25% 20205	$5,000	$5,445
Euramax International, Inc. 12.00% 20205	22,600	24,747
Fortive Corp. 2.35% 2021	2,825	2,818
Gates Global LLC 6.00% 20225	16,225	16,651
General Electric Capital Corp. 2.342% 2020	13,195	13,342
General Electric Capital Corp., Series A, 6.00% 2019	2,577	2,798
General Electric Co. 2.70% 2022	7,750	7,924
General Electric Co. 4.125% 2042	11,000	11,548
General Electric Co. 5.00% (undated)	189,095	199,597
Hardwoods Acquisition Inc 7.50% 20215	18,685	16,630
HDTFS Inc. 6.75% 2019	5,645	5,645
Hertz Global Holdings Inc. 7.625% 20225	19,235	19,091
Honeywell International Inc. 1.85% 2021	5,820	5,762
KLX Inc. 5.875% 20225	5,825	6,145
Lockheed Martin Corp. 1.85% 2018	2,535	2,544
Lockheed Martin Corp. 2.50% 2020	3,250	3,310
Lockheed Martin Corp. 3.10% 2023	695	718
Lockheed Martin Corp. 3.55% 2026	1,480	1,547
Lockheed Martin Corp. 4.50% 2036	560	617
Lockheed Martin Corp. 4.70% 2046	4,560	5,150
LSC Communications, Inc. 8.75% 20235	17,600	18,546
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.234% 20228,9,10	5,500	5,555
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 20215	23,000	19,953
Ply Gem Industries, Inc. 6.50% 2022	14,100	14,699
Ply Gem Industries, Inc. 6.50% 2022	13,510	14,219
PrimeSource Building Products Inc 9.00% 20235	2,810	2,993
R.R. Donnelley & Sons Co. 7.625% 20203	957	1,060
R.R. Donnelley & Sons Co. 7.875% 20213	23,445	25,496
R.R. Donnelley & Sons Co. 6.50% 20233	17,780	17,869
Rockwell Collins, Inc. 2.80% 2022	6,320	6,414
Rockwell Collins, Inc. 3.20% 2024	6,370	6,506
Roper Technologies, Inc. 2.80% 2021	1,035	1,048
Roper Technologies, Inc. 3.80% 2026	2,500	2,583
Siemens AG 1.70% 20215	11,000	10,801
Siemens AG 2.70% 20225	12,975	13,205
Siemens AG 2.35% 20265	1,500	1,423
Siemens AG 4.40% 20455	1,000	1,083
Standard Aero Holdings, Inc., Term Loan B, 4.98% 20228,9,10	5,785	5,836
TransDigm Inc. 5.50% 2020	27,125	27,659
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20215,9	2,974	3,197
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20249	5,020	5,453
United Technologies Corp. 2.30% 2022	13,000	13,056
United Technologies Corp. 3.125% 2027	16,000	16,218
Virgin Australia Holdings Ltd. 8.50% 20195	41,650	44,097
Virgin Australia Holdings Ltd. 7.875% 20215	1,750	1,824
		963,514
Information technology0.84%
Almonde Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 4.736% 20248,9,10	15,650	15,773
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.459% 20258,9,10	21,425	22,010
Apple Inc. 1.55% 2021	13,040	12,810
Apple Inc. 2.25% 2021	10,250	10,345
Apple Inc. 3.20% 2027	8,500	8,636
Apple Inc. 3.35% 2027	6,790	6,985

The Income Fund of America — Page 24 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal?amount (000)	Value (000)
Blackboard Inc. 9.75% 20215	$258	$243
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 6.304% 20218,9,10	3,161	3,153
BMC Software, Inc. 9.00% 20195,11	8,525	8,557
BMC Software, Inc. 8.125% 20215	38,163	39,594
BMC Software, Inc., Term Loan B, (3-month USD-LIBOR + 4.00%) 5.234% 20228,9,10	907	914
Broadcom Ltd. 3.00% 20225	33,750	34,263
Broadcom Ltd. 3.625% 20245	27,750	28,530
Broadcom Ltd. 3.875% 20275	52,945	54,461
Camelot Finance SA 7.875% 20245	15,995	17,435
Camelot Finance SA, Term Loan, 4.734% 20238,9,10	13,200	13,313
CCC Information Services Inc., Term Loan (3-month USD-LIBOR + 6.75%) 7.984% 20258,9,10	950	979
Dell Inc. 2.65% 2020	26,975	26,631
Dell Inc. 5.45% 20235	25,000	27,588
EchoStar Corp. 6.625% 2026	20,250	22,199
Ellucian, Inc. 9.00% 20235	775	810
First Data Corp. 5.375% 20235	10,950	11,484
First Data Corp. 7.00% 20235	113,375	122,587
First Data Corp. 5.00% 20245	8,325	8,689
First Data Corp. 5.75% 20245	7,650	8,109
Genesys Telecommunications Laboratories, Inc. 10.00% 20245	21,500	24,456
Genesys Telecommunications Laboratories, Inc., Term Loan B2, (3-month USD-LIBOR + 3.75%) 5.046% 20238,9,10	4,801	4,839
Gogo Inc. 12.50% 20225	39,150	44,582
Harris Corp. 2.70% 2020	1,315	1,328
Harris Corp. 3.832% 2025	740	771
Infor (US), Inc. 5.75% 20205	5,375	5,543
Infor (US), Inc. 6.50% 2022	2,000	2,093
Infor Software 7.125% 20215,11	725	754
Jabil Circuit, Inc. 8.25% 2018	20,925	21,814
Jabil Circuit, Inc. 5.625% 2020	10,650	11,645
JDA Software Group, Inc. 7.375% 20245	2,925	3,064
JDA Software Group, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 4.734% 20238,9,10	9,453	9,545
Kronos Inc., Term Loan, (3-month USD-LIBOR + 3.50%) 4.680% 20238,9,10	8,368	8,466
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.420% 20248,9,10	30,570	31,710
Microsoft Corp. 1.55% 2021	23,130	22,781
Microsoft Corp. 2.40% 2022	18,945	19,202
Microsoft Corp. 2.65% 2022	6,000	6,130
Microsoft Corp. 2.875% 2024	6,865	7,028
Microsoft Corp. 3.30% 2027	4,375	4,531
Microsoft Corp. 4.20% 2035	6,000	6,587
Microsoft Corp. 4.25% 2047	2,750	2,979
NXP BV and NXP Funding LLC 4.125% 20205	21,000	22,033
NXP BV and NXP Funding LLC 4.125% 20215	11,600	12,195
Oracle Corp. 1.90% 2021	7,250	7,214
Oracle Corp. 2.65% 2026	13,500	13,192
Oracle Corp. 4.00% 2046	1,650	1,683
Qorvo, Inc. 7.00% 2025	11,250	12,853
Solera Holdings, Inc. 10.50% 20245	18,800	21,714
Symantec Corp 5.00% 20255	10,000	10,500
Tempo Acquisition LLC 6.75% 20255	4,625	4,810
Tempo Acquisition LLC, Term Loan B, (3-month USD-LIBOR + 2.00%) 4.227% 20248,9,10	10,325	10,413
Unisys Corp. 10.75% 20225	24,500	27,256

The Income Fund of America — Page 25 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal?amount (000)	Value (000)
Visa Inc. 3.15% 2025	$8,000	$8,200
Western Digital Corp. 7.375% 20235	4,100	4,510
		902,519
Real estate0.54%
Alexandria Real Estate Equities, Inc. 2.75% 2020	795	803
Alexandria Real Estate Equities, Inc. 3.90% 2023	1,600	1,667
Alexandria Real Estate Equities, Inc. 4.30% 2026	2,200	2,318
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,695	1,732
Alexandria Real Estate Equities, Inc. 4.50% 2029	1,355	1,446
American Campus Communities, Inc. 3.35% 2020	3,380	3,478
American Campus Communities, Inc. 3.75% 2023	3,985	4,127
American Campus Communities, Inc. 4.125% 2024	28,615	30,044
American Tower Corp. 3.40% 2019	6,400	6,545
Brandywine Operating Partnership, LP 3.95% 2023	1,729	1,754
Communications Sales & Leasing, Inc. 6.00% 20235	17,350	17,914
Communications Sales & Leasing, Inc. 8.25% 2023	17,213	17,815
Corporate Office Properties LP 3.60% 2023	320	321
Corporate Office Properties LP 5.25% 2024	9,630	10,357
Corporate Office Properties LP 5.00% 2025	4,145	4,426
Crescent Resources 8.875% 20215	1,200	1,266
CyrusOne Inc., 5.00% 20245	2,200	2,293
DCT Industrial Trust Inc. 4.50% 2023	5,570	5,909
DDR Corp. 3.625% 2025	5,000	4,797
DDR Corp. 4.70% 2027	10,565	10,741
Developers Diversified Realty Corp. 7.875% 2020	6,505	7,449
EPR Properties 4.50% 2025	7,945	8,139
EPR Properties 4.75% 2026	9,810	10,168
EPR Properties 4.50% 2027	12,275	12,498
Equinix, Inc. 5.75% 2025	4,200	4,536
Equinix, Inc. 5.875% 2026	8,246	9,050
Equinix, Inc. 5.375% 2027	17,715	19,199
ERP Operating LP 7.125% 2017	10,000	10,108
Essex Portfolio L.P. 3.625% 2022	9,550	9,864
Essex Portfolio L.P. 3.25% 2023	4,400	4,438
Essex Portfolio L.P. 3.875% 2024	5,900	6,128
Gaming and Leisure Properties, Inc. 4.375% 2021	1,700	1,779
Gaming and Leisure Properties, Inc. 5.375% 2026	22,850	24,928
Hospitality Properties Trust 6.70% 2018	12,625	12,671
Hospitality Properties Trust 4.25% 2021	20,500	21,443
Hospitality Properties Trust 5.00% 2022	3,500	3,769
Hospitality Properties Trust 4.50% 2023	7,835	8,294
Hospitality Properties Trust 4.50% 2025	5,940	6,146
Host Hotels & Resorts LP 4.50% 2026	5,675	5,989
Howard Hughes Corp. 5.375% 20255	29,525	30,743
Iron Mountain Inc. 6.00% 20203,5	30,925	32,085
Iron Mountain Inc. 6.00% 20233	950	1,009
Iron Mountain Inc. 5.75% 20243	4,325	4,466
iStar Financial Inc. 5.00% 2019	14,275	14,471
iStar Inc. 6.00% 2022	14,000	14,525
Kimco Realty Corp. 6.875% 2019	10,000	10,983
Kimco Realty Corp. 3.40% 2022	3,030	3,122
Kimco Realty Corp. 2.70% 2024	3,090	2,987
Kimco Realty Corp. 3.80% 2027	3,835	3,870

The Income Fund of America — Page 26 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal?amount (000)	Value (000)
Prologis, Inc. 4.25% 2023	$25,000	$27,277
Realogy Corp. 4.50% 20195	29,400	30,466
Realogy Corp. 5.25% 20215	27,600	28,911
Realogy Corp. 4.875% 20235	7,825	7,942
Scentre Group 2.375% 20215	4,575	4,539
Scentre Group 3.25% 20255	3,140	3,100
Scentre Group 3.50% 20255	5,455	5,496
Scentre Group 3.75% 20275	3,000	3,042
Select Income REIT 3.60% 2020	5,775	5,866
Select Income REIT 4.15% 2022	3,300	3,344
WEA Finance LLC 2.70% 20195	8,525	8,614
WEA Finance LLC 3.25% 20205	10,195	10,417
Westfield Corp. Ltd. 3.15% 20225	7,635	7,737
		581,361
Consumer staples0.39%
Altria Group, Inc. 9.25% 2019	16,584	19,026
Altria Group, Inc. 2.625% 2020	10,420	10,616
Altria Group, Inc. 4.00% 2024	1,500	1,604
Altria Group, Inc. 2.625% 2026	1,100	1,063
Altria Group, Inc. 9.95% 2038	23,500	40,168
Altria Group, Inc. 4.25% 2042	20,000	20,375
Altria Group, Inc. 4.50% 2043	4,000	4,206
Altria Group, Inc. 5.375% 2044	2,595	3,071
Altria Group, Inc. 3.875% 2046	2,595	2,497
Anheuser-Busch InBev NV 7.75% 2019	25,000	27,165
Anheuser-Busch InBev NV 2.65% 2021	2,875	2,926
Anheuser-Busch InBev NV 3.65% 2026	9,460	9,801
Anheuser-Busch InBev NV 4.95% 2042	9,095	10,302
Anheuser-Busch InBev NV 4.90% 2046	2,215	2,502
BJ’s Wholesale Club, Term Loan B, (3-month USD-LIBOR + 3.75%) 4.968% 20248,9,10	17,660	17,330
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 8.71% 20258,9,10	18,979	18,576
British American Tobacco International Finance PLC 3.95% 20255	8,000	8,373
Constellation Brands, Inc. 2.70% 2022	1,740	1,753
Constellation Brands, Inc. 3.50% 2027	1,030	1,046
Constellation Brands, Inc. 4.50% 2047	300	315
Costco Wholesale Corp. 2.15% 2021	3,500	3,520
Costco Wholesale Corp. 2.30% 2022	3,500	3,512
Costco Wholesale Corp. 2.75% 2024	2,000	2,012
Costco Wholesale Corp. 3.00% 2027	3,000	3,006
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 6.734% 20238,9,10	22,201	22,501
Imperial Tobacco Finance PLC 3.50% 20235	10,000	10,341
Molson Coors Brewing Co. 1.45% 2019	4,245	4,210
Molson Coors Brewing Co. 1.90% 20195	795	795
Molson Coors Brewing Co. 2.25% 20205	680	683
Molson Coors Brewing Co. 2.10% 2021	5,475	5,416
Molson Coors Brewing Co. 3.00% 2026	2,770	2,702
Molson Coors Brewing Co. 4.20% 2046	4,200	4,138
PepsiCo, Inc. 2.25% 2022	2,500	2,516
PepsiCo, Inc. 3.45% 2046	1,500	1,425
PepsiCo, Inc. 4.00% 2047	1,500	1,564
Pernod Ricard SA 4.45% 20225	9,500	10,265
Philip Morris International Inc. 2.00% 2020	3,400	3,417
Philip Morris International Inc. 2.625% 2022	2,655	2,687

The Income Fund of America — Page 27 of 38

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal?amount (000)	Value (000)
Philip Morris International Inc. 3.60% 2023	$7,245	$7,630
Philip Morris International Inc. 4.25% 2044	2,000	2,059
Reckitt Benckiser Group PLC 2.375% 20225	15,500	15,469
Reckitt Benckiser Group PLC 2.75% 20245	11,815	11,788
Reynolds American Inc. 2.30% 2018	1,990	2,000
Reynolds American Inc. 3.25% 2020	5,510	5,688
Reynolds American Inc. 3.25% 2022	6,150	6,189
Reynolds American Inc. 4.00% 2022	890	946
Reynolds American Inc. 4.45% 2025	22,110	23,817
Reynolds American Inc. 5.70% 2035	3,130	3,744
Reynolds American Inc. 6.15% 2043	1,820	2,279
Reynolds American Inc. 5.85% 2045	10,200	12,457
Walgreens Boots Alliance, Inc. 3.30% 2021	13,000	13,483
Walgreens Boots Alliance, Inc. 3.45% 2026	1,770	1,776
Walgreens Boots Alliance, Inc. 4.65% 2046	1,045	1,099
WM. Wrigley Jr. Co 2.40% 20185	1,200	1,208
WM. Wrigley Jr. Co 2.90% 20195	1,285	1,308
WM. Wrigley Jr. Co 3.375% 20205	22,500	23,268
		423,633
Municipals0.00%
National Grid Plc 3.15% 20275	1,105	1,104
Total corporate bonds & notes		14,933,444
U.S. Treasury bonds & notes4.61% U.S. Treasury4.33%
U.S. Treasury 0.875% 201913	86,000	85,126
U.S. Treasury 1.00% 2019	25,000	24,874
U.S. Treasury 1.75% 2019	56,000	56,455
U.S. Treasury 3.625% 2019	90,000	94,089
U.S. Treasury 1.25% 2020	180,000	179,235
U.S. Treasury 1.375% 2020	55,000	54,653
U.S. Treasury 1.375% 2020	43,000	42,921
U.S. Treasury 1.50% 2020	22,000	22,009
U.S. Treasury 1.625% 2020	20,000	20,095
U.S. Treasury 1.125% 2021	36,000	35,158
U.S. Treasury 1.375% 2021	129,000	127,937
U.S. Treasury 1.75% 2022	27,000	26,900
U.S. Treasury 1.875% 2022	50,844	50,959
U.S. Treasury 2.25% 2023	74,000	74,934
U.S. Treasury 6.25% 2023	44,000	54,753
U.S. Treasury 2.00% 2024	183,319	182,289
U.S. Treasury 2.00% 2024	43,359	43,085
U.S. Treasury 2.00% 2025	184,000	181,367
U.S. Treasury 1.625% 2026	30,000	28,583
U.S. Treasury 2.25% 2027	39,925	39,812
U.S. Treasury 2.375% 2027	606,200	610,843
U.S. Treasury 5.50% 2028	52,000	67,966
U.S. Treasury 4.50% 2036	36,185	46,459
U.S. Treasury 4.625% 2040	15,150	19,856
U.S. Treasury 4.375% 2041	20,800	26,483
U.S. Treasury 4.75% 2041	30,900	41,341
U.S. Treasury 2.75% 2042	16,275	15,952
U.S. Treasury 3.125% 2043	33,675	35,303

The Income Fund of America — Page 28 of 38

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal?amount (000)	Value (000)
U.S. Treasury 3.00% 2044	$161,350	$165,072
U.S. Treasury 3.125% 2044	131,950	138,211
U.S. Treasury 3.375% 2044	148,415	162,603
U.S. Treasury 2.50% 2045	49,975	46,226
U.S. Treasury 2.875% 2045	929,150	925,982
U.S. Treasury 3.00% 2045	115,091	117,498
U.S. Treasury 3.00% 2045	23,200	23,696
U.S. Treasury 2.25% 2046	90,625	78,962
U.S. Treasury 2.50% 2046	190,875	175,992
U.S. Treasury 2.50% 2046	125,916	116,000
U.S. Treasury 2.875% 2046	192,895	192,008
U.S. Treasury 3.00% 2047	203,129	207,326
U.S. Treasury 3.00% 2047	11,880	12,133
		4,651,146
U.S. Treasury inflation-protected securities0.28%
U.S. Treasury Inflation-Protected Security 0.625% 202414	62,930	64,263
U.S. Treasury Inflation-Protected Security 0.375% 202714	97,512	96,360
U.S. Treasury Inflation-Protected Security 1.375% 204414	41,031	44,668
U.S. Treasury Inflation-Protected Security 1.00% 204614	72,485	72,391
U.S. Treasury Inflation-Protected Security 0.875% 204714	21,797	21,144
		298,826
Total U.S. Treasury bonds & notes		4,949,972
Mortgage-backed obligations1.89%
Aventura Mall Trust, Series A, 3.743% 20325,9,10	4,900	5,170
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 20345,9	10,675	10,985
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2A5, 5.50% 20359	4,184	3,691
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3A1, 3.460% 20479,10	2,857	2,289
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 20349	940	960
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 20409,10	693	692
Fannie Mae 5.50% 20189	2	2
Fannie Mae 6.00% 20219	73	77
Fannie Mae 4.50% 20249	1,149	1,212
Fannie Mae 5.50% 20249	105	112
Fannie Mae 4.50% 20259	1,051	1,108
Fannie Mae 4.50% 20259	753	795
Fannie Mae 4.50% 20259	665	695
Fannie Mae 4.50% 20259	515	544
Fannie Mae 6.00% 20269	2,005	2,256
Fannie Mae 7.00% 20269	357	404
Fannie Mae 2.50% 20279	1,047	1,063
Fannie Mae 2.50% 20279	760	771
Fannie Mae 2.50% 20279	549	557
Fannie Mae 2.50% 20279	367	373
Fannie Mae 2.50% 20289	1,311	1,331
Fannie Mae 2.50% 20289	1,246	1,265
Fannie Mae 2.50% 20289	1,099	1,115
Fannie Mae 2.50% 20289	1,010	1,025
Fannie Mae 2.50% 20289	965	979
Fannie Mae 2.50% 20289	888	901
Fannie Mae 2.50% 20289	835	847
Fannie Mae 2.50% 20289	626	635

The Income Fund of America — Page 29 of 38

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Fannie Mae 2.50% 20289	$605	$614
Fannie Mae 2.50% 20289	508	515
Fannie Mae 2.50% 20289	504	512
Fannie Mae 2.50% 20289	386	391
Fannie Mae 2.50% 20289	367	372
Fannie Mae 2.50% 20289	346	351
Fannie Mae 2.50% 20289	338	342
Fannie Mae 2.50% 20289	321	326
Fannie Mae 2.50% 20289	315	319
Fannie Mae 2.50% 20289	311	316
Fannie Mae 2.50% 20289	308	312
Fannie Mae 2.50% 20289	292	296
Fannie Mae 2.50% 20289	214	217
Fannie Mae 2.50% 20289	73	74
Fannie Mae 2.50% 20289	41	42
Fannie Mae 6.00% 20289	2,223	2,503
Fannie Mae 7.00% 20289	796	908
Fannie Mae 7.00% 20289	161	183
Fannie Mae 2.50% 20326,9	1,054	1,061
Fannie Mae 5.50% 20339	330	370
Fannie Mae 3.00% 20359	2,973	3,041
Fannie Mae 3.50% 20359	2,241	2,340
Fannie Mae 5.50% 20359	297	332
Fannie Mae 3.00% 20369	43,522	44,388
Fannie Mae 3.00% 20369	38,694	39,464
Fannie Mae 3.00% 20369	2,053	2,094
Fannie Mae 5.50% 20369	1,900	2,127
Fannie Mae 6.00% 20369	559	632
Fannie Mae 6.00% 20369	533	606
Fannie Mae 6.00% 20369	176	198
Fannie Mae 3.00% 20379	39,764	40,555
Fannie Mae 3.00% 20379	24,387	24,873
Fannie Mae 3.00% 20379	24,288	24,772
Fannie Mae 6.00% 20379	8,543	9,707
Fannie Mae 6.00% 20379	1,346	1,523
Fannie Mae 6.00% 20379	1,096	1,246
Fannie Mae 6.00% 20379	60	63
Fannie Mae 6.50% 20379	500	565
Fannie Mae 6.50% 20379	460	522
Fannie Mae 6.50% 20379	294	329
Fannie Mae 6.50% 20379	109	125
Fannie Mae 7.00% 20379	226	247
Fannie Mae 7.00% 20379	82	90
Fannie Mae 7.50% 20379	112	118
Fannie Mae 7.50% 20379	85	91
Fannie Mae 5.50% 20389	410	457
Fannie Mae 6.00% 20389	1,935	2,190
Fannie Mae 6.00% 20389	1,424	1,619
Fannie Mae 6.00% 20389	1,009	1,146
Fannie Mae 4.50% 20399	17,031	18,501
Fannie Mae 6.00% 20399	1,350	1,520
Fannie Mae 6.50% 20399	377	427
Fannie Mae 4.00% 20409	8,797	9,326
Fannie Mae 4.00% 20409	4,974	5,263
Fannie Mae 4.00% 20409	353	376

The Income Fund of America — Page 30 of 38

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Fannie Mae 4.50% 20409	$42	$45
Fannie Mae 4.50% 20409	37	40
Fannie Mae 5.00% 20409	4,967	5,437
Fannie Mae 4.00% 20419	7,498	7,982
Fannie Mae 4.00% 20419	5,771	6,143
Fannie Mae 4.00% 20419	570	607
Fannie Mae 4.00% 20419	338	360
Fannie Mae 4.00% 20419	285	304
Fannie Mae 4.00% 20419	173	185
Fannie Mae 4.50% 20419	151	164
Fannie Mae 5.00% 20419	351	385
Fannie Mae 5.00% 20419	332	364
Fannie Mae 5.00% 20419	248	273
Fannie Mae 5.00% 20419	224	246
Fannie Mae 3.50% 20429	13,873	14,348
Fannie Mae 4.00% 20429	6,546	6,967
Fannie Mae 4.00% 20429	2,813	2,996
Fannie Mae 4.00% 20429	955	1,017
Fannie Mae 4.00% 20439	3,042	3,252
Fannie Mae 4.00% 20439	2,388	2,553
Fannie Mae 4.00% 20439	1,982	2,109
Fannie Mae 3.50% 20459	15,734	16,289
Fannie Mae 4.00% 20459	57,389	60,464
Fannie Mae 4.00% 20459	48,862	51,995
Fannie Mae 4.00% 20459	8,074	8,591
Fannie Mae 3.00% 20469	72,967	73,155
Fannie Mae 3.50% 20469	28,649	29,663
Fannie Mae 3.50% 20469	9,082	9,360
Fannie Mae 3.50% 20469	8,880	9,151
Fannie Mae 3.50% 20469	1,540	1,587
Fannie Mae 4.00% 20469	23,096	24,339
Fannie Mae 4.00% 20469	20,751	21,871
Fannie Mae 4.00% 20469	16,896	17,804
Fannie Mae 4.00% 20469	6,698	7,059
Fannie Mae 4.00% 20469	5,384	5,674
Fannie Mae 4.00% 20469	3,514	3,704
Fannie Mae 4.50% 20469	19,257	20,692
Fannie Mae 4.50% 20469	5,180	5,565
Fannie Mae 3.50% 20479	40,000	41,222
Fannie Mae 3.50% 20476,9	12,000	12,336
Fannie Mae 3.50% 20479	1,300	1,344
Fannie Mae 4.00% 20476,9	115,000	121,096
Fannie Mae 4.00% 20476,9	13,750	14,457
Fannie Mae 4.50% 20476,9	75,000	80,531
Fannie Mae 4.50% 20476,9	37,000	39,690
Fannie Mae 6.50% 20479	287	320
Fannie Mae 6.50% 20479	249	277
Fannie Mae 6.50% 20479	182	202
Fannie Mae 6.50% 20479	181	201
Fannie Mae 6.50% 20479	121	135
Fannie Mae 6.50% 20479	24	27
Fannie Mae 7.00% 20479	394	445
Fannie Mae 7.00% 20479	284	321
Fannie Mae 7.00% 20479	190	215
Fannie Mae 7.00% 20479	99	112

The Income Fund of America — Page 31 of 38

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 20229,10	$4,285	$4,290
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 20229	11,726	11,886
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 20229	7,000	7,104
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 20239,10	8,367	8,773
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 20239,10	9,215	9,779
Fannie Mae, Series 2014-M9, Class A2, multifamily 3.103% 20249,10	7,990	8,267
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.470% 20249,10	10,000	10,556
Fannie Mae, Series 2001-4, Class GA, 9.304% 20259,10	40	43
Fannie Mae, Series 2001-4, Class NA, 9.464% 20259,10	1	1
Fannie Mae, Series 2017-M3, Class A2, multifamily 2.486% 20269,10	16,665	16,359
Fannie Mae, Series 2017-M7, Class A2, multifamily 2.961% 20279,10	4,625	4,668
Fannie Mae, Series 2001-20, Class E, 9.590% 20319,10	37	40
Fannie Mae, Series 2007-33, Class HE, 5.50% 20379	3,205	3,567
Fannie Mae, Series 2007-24, Class P, 6.00% 20379	1,672	1,832
Fannie Mae, Series 2001-T10, Class A1, 7.00% 20419	289	339
Fannie Mae, Series 2001-50, Class BA, 7.00% 20419	290	334
Fannie Mae, Series 2002-W3, Class A5, 7.50% 20419	186	220
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 20429,10	501	569
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B1, 7.75% 20279	7	7
Freddie Mac 5.00% 20239	1,247	1,332
Freddie Mac 5.00% 20239	1,218	1,297
Freddie Mac 5.00% 20239	1,185	1,248
Freddie Mac 5.00% 20239	435	461
Freddie Mac 3.50% 20349	11,316	11,817
Freddie Mac 3.00% 20359	11,038	11,298
Freddie Mac 3.50% 20359	22,822	23,835
Freddie Mac 3.50% 20359	18,580	19,404
Freddie Mac 3.50% 20359	3,078	3,215
Freddie Mac 4.50% 20359	8,859	9,542
Freddie Mac 3.00% 20369	1,897	1,935
Freddie Mac 3.00% 20369	1,398	1,426
Freddie Mac 5.50% 20379	327	364
Freddie Mac 5.50% 20389	1,046	1,166
Freddie Mac 6.50% 20389	961	1,066
Freddie Mac 4.50% 20399	833	896
Freddie Mac 5.00% 20399	2,218	2,458
Freddie Mac 5.00% 20399	1,210	1,325
Freddie Mac 5.00% 20399	763	839
Freddie Mac 5.50% 20399	495	549
Freddie Mac 4.50% 20409	19,398	20,883
Freddie Mac 4.00% 20419	1,431	1,519
Freddie Mac 4.50% 20419	1,780	1,916
Freddie Mac 4.50% 20419	1,692	1,820
Freddie Mac 4.50% 20419	1,327	1,429
Freddie Mac 5.00% 20419	117	128
Freddie Mac 4.50% 20429	3,157	3,400
Freddie Mac 4.50% 20429	1,800	1,939
Freddie Mac 4.00% 20439	4,975	5,299
Freddie Mac 4.00% 20439	4,896	5,212
Freddie Mac 4.00% 20439	2,427	2,596
Freddie Mac 4.00% 20439	1,830	1,948
Freddie Mac 4.00% 20459	29,498	31,404
Freddie Mac 3.50% 20469	53,738	55,425
Freddie Mac 4.00% 20469	50,644	53,394
Freddie Mac 4.00% 20469	23,490	24,842

The Income Fund of America — Page 32 of 38

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Freddie Mac 4.00% 20469	$17,132	$18,136
Freddie Mac 4.00% 20469	15,191	16,081
Freddie Mac 4.50% 20469	14,203	15,236
Freddie Mac 4.50% 20469	4,897	5,252
Freddie Mac 3.50% 20476,9	40,000	41,213
Freddie Mac 3.50% 20476,9	6,000	6,171
Freddie Mac 3.50% 20479	1,923	1,989
Freddie Mac 4.00% 20479	19,822	20,915
Freddie Mac 4.00% 20479	6,000	6,326
Freddie Mac 4.50% 20476,9	12,000	12,870
Freddie Mac, Series 2890, Class KT, 4.50% 20199	3,714	3,754
Freddie Mac, Series K019, Class A2, multifamily 2.272% 20229	8,000	8,076
Freddie Mac, Series K021, Class A2, multifamily 2.396% 20229	8,280	8,367
Freddie Mac, Series K025, Class A2, multifamily 2.682% 20229	7,000	7,157
Freddie Mac, Series 2289, Class NB, 9.00% 20229,10	4	5
Freddie Mac, Series 2013-DN2, Class M1, (1-month USD-LIBOR + 1.45%) 2.682% 20239,10	551	553
Freddie Mac, Series K036, Class A1, multifamily 2.777% 20239	9,382	9,582
Freddie Mac, Series K028, Class A2, multifamily 3.111% 20239	9,800	10,202
Freddie Mac, Series K036, Class A2, multifamily 3.527% 20239,10	9,150	9,734
Freddie Mac, Series 2013-DN1, Class M1, (1-month USD-LIBOR + 3.40%) 4.632% 20239,10	917	932
Freddie Mac, Series 2014-HQ2, Class M1, (1-month USD-LIBOR + 1.45%) 2.682% 20249,10	520	521
Freddie Mac, Series K043, Class A2, multifamily 3.062% 20249	26,000	26,939
Freddie Mac, Series 2014-HQ2, Class M2, (1-month USD-LIBOR + 2.20%) 3.432% 20249,10	5,815	6,028
Freddie Mac, Series 2015-HQ2, Class M2, (1-month USD-LIBOR + 1.95%) 3.182% 20259,10	3,600	3,714
Freddie Mac, Series 3257, Class PA, 5.50% 20369	3,527	4,001
Freddie Mac, Series 3286, Class JN, 5.50% 20379	2,729	2,955
Freddie Mac, Series 3318, Class JT, 5.50% 20379	1,552	1,680
Freddie Mac, Series K726, Class A2, multifamily 2.905% 20499	10,265	10,543
Government National Mortgage Assn. 10.00% 20219	79	83
Government National Mortgage Assn. 10.00% 20259	56	59
Government National Mortgage Assn. 4.50% 20419	1,018	1,086
Government National Mortgage Assn. 4.50% 20459	5,157	5,487
Government National Mortgage Assn. 4.50% 20469	1,807	1,923
Government National Mortgage Assn. 4.00% 20476,9	100,000	105,320
Government National Mortgage Assn. 4.00% 20476,9	55,000	57,851
Government National Mortgage Assn. 4.00% 20479	17,868	18,878
Government National Mortgage Assn. 4.00% 20479	11,974	12,657
Government National Mortgage Assn. 4.00% 20479	8,000	8,456
Government National Mortgage Assn. 4.00% 20479	4,944	5,224
Government National Mortgage Assn. 4.50% 20479	16,343	17,387
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867% 20499,10	6,897	6,910
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 20199	154	156
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2A1, 3.376% 20369,10	4,634	4,043
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM, 5.372% 20479	9,561	9,553
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716% 20519	2,070	2,078
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AM, 6.025% 20519,10	2,739	2,766
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20265,9	3,195	3,362
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 20409,10	5,349	5,355
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 20295,9	8,745	9,090
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A1, (1-month USD-LIBOR + 0.85%) 2.074% 20195,9,10	8,905	8,908
National Australia Bank 1.25% 20185,9	5,000	4,995
Seasoned Credit Risk Transfer, Series 2017-1, Class HA, 2.00% 20569	16,549	16,612
Seasoned Credit Risk Transfer, Series 2017-1, Class MA, 3.00% 20569	1,871	1,899
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6A, 3.495% 20369,10	2,803	2,336

The Income Fund of America — Page 33 of 38

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 20565,9,10	$22,845	$23,109
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 5.996% 20519,10	8,405	8,396
		2,028,594
Asset-backed obligations0.38%
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 20215,9	8,000	8,032
Aesop Funding LLC, Series 2015-1, Class A, 2.50% 20215,9	8,000	8,021
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 20209	7,155	7,156
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A3, 1.26% 20199	1,576	1,576
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27% 20199	832	832
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40% 20219	6,000	6,048
Angel Oak Capital Advisors, LLC, Series 2013-9A, Class A1R, CLO, (3-month USD-LIBOR + 1.01%) 2.317% 20255,9,10	2,085	2,086
Avant Loans Funding Trust, Series 2017-A, Class A, 2.41% 20215,9	2,036	2,038
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 20215,9	3	3
Bank of the West Auto Trust, Series 2014-1, Class A3, 1.09% 20195,9	281	280
Bluemountain CLO Ltd., Series 2014-2A, Class AR, CLO, (3-month USD LIBOR + 0.93%) 2.237% 20265,9,10	6,505	6,505
Cabela’s Master Credit Card Trust, Series 2016-1, Class A1, 1.78% 20229	8,230	8,228
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 20209	8,000	8,002
CarMaxAuto Owner Trust, Series 2014-4, Class A3, 1.25% 20199	2,610	2,608
Chase Issuance Trust, Series 2016-A7, Class A, 1.06% 20199	23,000	22,992
Chase Issuance Trust, Series 2016-A6, Class A6, 1.10% 20209	41,310	41,252
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, (1-month USD-LIBOR + 1.15%) 2.377% 20209,10	14,000	14,076
Countryplace Manufactured Housing Contract, Series 2005-1, Class A4, AMBAC insured, 5.20% 20355,9,10	1,031	1,072
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, (1-month USD-LIBOR + 0.14%) 1.366% 20379,10	1,156	1,087
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, (1-month USD-LIBOR + 0.15%) 1.376% 20379,10	2,027	1,920
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 20215,9	5,626	5,655
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 20215,9	6,977	7,025
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 20215,9	7,225	7,288
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 20215,9	10,000	10,143
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 20199	699	698
Ford Credit Auto Owner Trust, Series 2014-1A, 2.26% 20255,9	2,405	2,426
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 20265,9	6,300	6,337
Ford Credit Auto Owner Trust, Series 2014-2A, 2.31% 20265,9	10,110	10,216
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 20275,9	10,500	10,454
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 2.31% 20275,9	16,000	16,127
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 20275,9	17,160	17,396
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 20285,9	19,975	20,271
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A1, 1.98% 20229	7,780	7,804
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 20375,9	5,141	5,235
Hertz Fleet Lease Funding LP, Series 2014-1A, (1-month USD-LIBOR + 0.40%) 1.624% 20285,9,10	214	214
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 20195,9	8,500	8,479
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 20215,9	6,000	6,019
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, (1-month USD-LIBOR + 0.10%) 1.432% 20379,10	12,663	1,190
Honda Auto Receivables Owner Trust, Series 2014-3, Class A3, 0.88% 20189	371	371
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A1, FSA insured, (1-month USD-LIBOR + 0.16%) 1.392% 20379,10	1,154	1,100
Madison Park Funding Ltd., CLO, Series 2014-13A, Class AR, (3-month USD-LIBOR + 1.11%) 2.416% 20255,9,10	8,000	8,012
Palmer Square Ltd., Series 2013-1, Class A1R, (3-month USD-LIBOR + 0.97%) 2.152% 20255,9,10	6,100	6,114
Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33% 20199	3,143	3,152
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 20219	16,550	16,641

The Income Fund of America — Page 34 of 38

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal?amount (000)	Value (000)
Santander Drive Auto Receivables Trust, Series 2015-1, Class C, 2.57% 20219	$5,340	$5,370
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 20219	2,430	2,446
Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74% 20219	6,915	6,948
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 20365,9	5,835	5,904
Sound Point CLO Ltd, Series 2013-2A, Class A1R, CLO, (3-month USD LIBOR + 0.99%) 2.294% 20255,9,10	6,888	6,888
Symphony CLO Ltd, Series 2013-12A, Class AR, CLO, (3-month USD-LIBOR + 1.03%) 2.334% 20255,9,10	15,500	15,501
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 20385,9	10,798	10,832
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 20395,9	2,535	2,540
TAL Advantage V LLC, Series 2017-1A, Class A, 4.50% 20425,9	5,232	5,449
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 20425,9	5,182	5,202
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 20215,9	3,500	3,488
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 20215,9	9,125	9,167
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A3, 0.95% 20199	1,921	1,920
Voya CLO Ltd., Series 2014-4A, Class A1R, (3-month USD-LIBOR + 0.95%) 2.254% 20265,9,10	4,995	4,995
World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.14% 20209	1,815	1,812
		410,643
Bonds & notes of governments & government agencies outside the U.S.0.06%
CPPIB Capital Inc. 1.25% 20195	3,900	3,867
Portuguese Republic 5.125% 2024	9,280	9,526
Spain (Kingdom of) 4.00% 20185	31,765	32,175
United Mexican States 4.125% 2026	6,900	7,242
United Mexican States 4.15% 2027	10,959	11,455
United Mexican States 5.55% 2045	3,500	3,972
		68,237
Municipals0.06% California0.03%
Various Purpose G.O. Bonds, 6.20% 2019	24,675	26,382
Illinois0.02%
G.O. Bonds, Pension Funding Series 2003, 5.10% 20339	23,000	23,084
New Jersey0.01%
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	6,000	6,168
Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	8,500	8,440
		14,608
		64,074
Federal agency bonds & notes0.05%
Fannie Mae 6.25% 2029	32,000	43,457
Federal Home Loan Bank 0.875% 2018	12,860	12,814
		56,271
Total bonds, notes & other debt instruments (cost: $21,942,664,000)		22,511,235
Short-term securities5.30%
Apple Inc. 1.16%–1.19% due 9/26/2017–10/18/20175	176,000	175,614
Bank of New York Mellon Corp. 1.18% due 10/18/2017	100,000	99,734
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.16% due 8/9/2017	52,000	51,985

The Income Fund of America — Page 35 of 38

Short-term securities	Principal?amount (000)	Value (000)
CAFCO, LLC 1.17%–1.30% due 8/1/2017–11/2/20175	$131,000	$130,847
Chariot Funding, LLC 1.40%–1.42% due 12/21/2017–1/2/20185	43,300	43,057
Citibank, N.A. 1.18% due 9/5/2017	30,000	30,000
Coca-Cola Co. 0.98%–1.14% due 8/9/2017–9/8/20175	75,000	74,934
Colgate-Palmolive Co. 1.08% due 8/2/20175	68,595	68,591
Eli Lilly and Co. 1.10% due 8/7/20175	50,000	49,989
ExxonMobil Corp. 1.11%–1.14% due 8/22/2017–9/12/2017	144,300	144,144
Federal Farm Credit Banks 0.73%–1.24% due 9/19/2017–5/3/2018	235,000	233,972
Federal Home Loan Bank 0.90%–1.13% due 8/2/2017–1/19/2018	2,527,920	2,524,623
Freddie Mac 0.83%–0.88% due 8/4/2017–9/5/2017	150,000	149,943
GE Capital Treasury Services (U.S.) LLC 0.95% due 8/17/2017	50,000	49,974
Johnson & Johnson 1.06%–1.08% due 8/14/2017–9/6/20175	334,600	334,323
Microsoft Corp. 1.02%–1.17% due 8/22/2017–10/3/20175	71,200	71,128
PepsiCo Inc. 1.10% due 8/7/20175	50,000	49,989
Pfizer Inc. 0.96%–1.19% due 8/17/2017–10/10/20175	275,000	274,634
Simon Property Group, L.P. 1.20% due 8/21/20175	15,200	15,190
U.S. Bank, N.A. 1.21% due 10/24/2017	100,000	100,030
U.S. Treasury Bills 0.88%–1.07% due 8/17/2017–12/21/2017	904,000	902,472
Wal-Mart Stores, Inc. 1.13% due 8/21/20175	75,000	74,953
Wells Fargo Bank, N.A. 1.17% due 8/1/2017	50,000	50,000
Total short-term securities (cost: $5,700,330,000)		5,700,126
Total investment securities 100.12% (cost: $86,832,319,000)		107,630,153
Other assets less liabilities (0.12)%		(127,286)
Net assets 100.00%		$107,502,867

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

The Income Fund of America — Page 36 of 38

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 7/31/2017 (000)
Purchases (000)	Sales (000)
USD33,516	GBP25,900	Citibank	8/17/2017	$(678)
USD99,101	AUD130,000	JPMorgan Chase	9/14/2017	(4,837)
USD254,783	GBP195,043	Barclays Bank PLC	9/22/2017	(3,032)
USD251,284	GBP195,043	HSBC Bank	9/22/2017	(6,531)
				$(15,078)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $20,331,094,000, which represented 18.91% of the net assets of the fund. This amount includes $20,138,820,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
5	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,872,290,000, which represented 6.39% of the net assets of the fund.
6	Purchased on a TBA basis.
7	Scheduled interest and/or principal payment was not received.
8	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $546,973,000, which represented .51% of the net assets of the fund.
9	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
10	Coupon rate may change periodically.
11	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
12	Value determined using significant unobservable inputs.
13	A portion of this security was pledged as collateral. The total value of pledged collateral was $12,967,000, which represented .01% of the net assets of the fund.
14	Index-linked bond whose principal amount moves with a government price index.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.304%	4/3/2013	$29,938	$12,873.01%
CEVA Group PLC	5/2/2013	34,036	11,185.01
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.304%	5/2/2013	13,172	4,499.01
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	103,250	107,288.10
Total private placement securities		$180,396	$135,845.13%

The Income Fund of America — Page 37 of 38

Key to abbreviations and symbol
ADR = American Depositary Receipts
AUD = Australian dollars
Auth. = Authority
CAD = Canadian dollars
CDI = CREST Depository Interest
CLO = Collateralized Loan Obligations
Dev. = Development
Econ. = Economic
Facs. = Facilities
FDR = Fiduciary Depositary Receipts
GBP = British pounds
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
Ref. = Refunding
Rev. = Revenue
TBA = To-be-announced
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-006-0917O-S60700	The Income Fund of America — Page 38 of 38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Income Fund of America:

We have audited the accompanying statement of assets and liabilities of Income Fund of America (the “Fund”), including the summary investment portfolio, as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the investment portfolio as of July 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and investment portfolio are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and investment portfolio based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and investment portfolio are free of material misstatement. Our audit included consideration of internal control over financial reporting as it relates to the schedule as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting as it relates to the schedule. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and investment portfolio, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and investment portfolio in securities referred to above present fairly, in all material respects, the financial position of Income Fund of America as of July 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

September 11, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the

Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 29, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: September 29, 2017